UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-23096

Legg Mason ETF Investment Trust

(Exact name of registrant as specified in charter)

620 Eighth Avenue, 47th Floor, New York, NY 10018

(Address of principal executive offices) (Zip code)

Marc A. De Oliveira

Franklin Templeton

100 First Stamford Place

Stamford, CT 06902

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-721-1926

Date of fiscal year end: March 31

Date of reporting period: March 31, 2022

ITEM 1.	REPORT TO STOCKHOLDERS.

The Annual Report to Stockholders is filed herewith.

Annual Report	March 31, 2022

WESTERN ASSET

SHORT DURATION

INCOME ETF

WINC

INVESTMENT PRODUCTS: NOT FDIC INSURED • NO BANK GUARANTEE • MAY LOSE VALUE

Fund objective

The Fund seeks current income.

Letter from the president

Dear Shareholder,

We are pleased to provide the annual report of Western Asset Short Duration Income ETF (the “Fund”) for a shortened reporting period ended March 31, 2022. The shortened reporting period is the result of a recent change to the Fund’s fiscal year end from July 31st to March 31st that was proposed by the Fund’s manager, Legg Mason Partners Fund Advisor, LLC, and approved by the Fund’s Board of Trustees. Please read on for a detailed look at prevailing economic and market conditions during the Fund’s reporting period and to learn how those conditions have affected Fund performance.

As always, we remain committed to providing you with excellent service and a full spectrum of investment choices. We also remain committed to supplementing the support you receive from your financial advisor. One way we accomplish this is through our website, www.franklintempleton.com. Here you can gain immediate access to market and investment information, including:

•	Fund net asset value and market price,

•	Market insights and commentaries from our portfolio managers, and

•	A host of educational resources.

We look forward to helping you meet your financial goals.

Sincerely,

Patrick O’Connor

President and Chief Executive Officer — Investment Management President

April 29, 2022

II	Western Asset Short Duration Income ETF

Fund overview

Q. What is the Fund’s investment strategy?

A. Western Asset Short Duration Income ETF (the “Fund”) seeks current income. Under normal market conditions, the Fund invests at least 80% of its net assets, plus borrowings for investment purposes, in “investment grade” fixed income securities. Corporate debt securities, including notes, bonds, debentures and commercial paper, are fixed income securities usually issued by businesses to finance their operations. These securities may be secured or unsecured, may be issued by U.S. or foreign entities and may carry variable or floating rates of interest. The Fund may invest in Rule 144A securities. The Fund may also invest in other short-duration fixed income securities, such as floating rate loans and structured debt and in cash or cash equivalents such as money market securities. Securities in which the Fund will invest will be U.S. dollar-denominated although they may be issued by a foreign corporation or a U.S. affiliate of a foreign corporation, or a foreign government or its agencies and instrumentalities.

Although the Fund may invest in securities of any maturity, the Fund will normally maintain an effective duration of three years or less. Investment grade securities are those rated by a rating agency at the time of purchase in one of the top four ratings categories (e.g., BBB- or higher by S&P Global Ratings (“S&P”) or Baa3 or higher by Moody’s Investors Service, Inc. (“Moody’s”)) or, if unrated, that we judged to be of comparable credit quality. The Fund may also invest up to 15% of its assets in fixed income securities that are below investment grade (e.g., BB+ or lower by S&P or Ba1 or lower by Moody’s). Below investment grade securities are commonly known as “junk bonds” or “high yield securities.”

The Fund may also invest up to 15% of its assets in mortgage-backed securities (“MBS”) and asset-backed securities (“ABS”), including collateralized debt obligations (“CDOs”). The Fund may use derivatives, from time to time, in order to change the investment characteristics of its portfolio (such as shortening or lengthening duration) and/or for other purposes.

At Western Asset Management Company, LLC (“Western Asset”), the Fund’s subadviser, we utilize a fixed income team approach, with decisions derived from interaction among various investment management sectors. The sector teams are comprised of Western Asset’s senior portfolio management personnel, research analysts and an in-house economist. Under this team approach, management of client fixed income portfolios will reflect a consensus of interdisciplinary views within the Western Asset organization.

Q. What were the overall market conditions during the Fund’s reporting period?

A. Fixed income markets experienced periods of volatility and, overall, declined over the eight-month reporting period ended March 31, 2022. Volatility was driven by a number of factors, including the repercussions from the COVID-19 pandemic, rebounding global growth, sharply rising inflation and interest rates, central bank monetary policy tightening, and the war in Ukraine.

Western Asset Short Duration Income ETF 2022 Annual Report	1

Fund overview (cont’d)

Short-term U.S. Treasury yields moved sharply higher as the Federal Reserve Board (the “Fed”) telegraphed that it expected to begin raising interest rates at its meeting in March 2022. The yield for the two-year Treasury note began the reporting period at 0.19% and ended the period at 2.28%. The low of 0.17% occurred from August 2 through August 4, 2021 and the high of 2.35% took place on March 28 and March 29, 2022. Long-term U.S. Treasury yields also moved higher, as positive economic data and rising inflation triggered expectations that the Fed would begin removing its monetary policy accommodation. The yield for the ten-year Treasury note began the reporting period at 1.24% and ended the reporting period at 2.32%. The low of 1.19% took place on August 3 and August 4, 2021, and the high of 2.48% took place on March 25, 2022.

All told, the short duration investment-yield corporate bond market, as measured by the Bloomberg U.S. Corporate 1-5 Year Indexi, returned -4.62% for the eight-month reporting period ended March 31, 2022.

Q. How did we respond to these changing market conditions?

A. There were several adjustments made to the Fund during the reporting period, including reducing its duration. Within the investment-grade corporate bond market, we added to banking and reduced our technology exposure. Within the high-yield corporate bond market, we added to our consumer cyclical1 allocation. We adjusted the Fund’s quality exposure by reducing its allocation to securities rated A.

The Fund employed the use of U.S. Treasury futures during the reporting period to tactically manage duration. These positions contributed to performance.

Performance review

For the eight-month period from August 1, 2021 through March 31, 2022, Western Asset Short Duration Income ETF generated a -5.55% return on a net asset value (“NAV”)ii basis and -5.50% based on its market priceiii per share.

The performance table shows the Fund’s total return for the eight months ended March 31, 2022 based on its NAV and market price as of March 31, 2022. The Fund’s broad-based market index, the Bloomberg U.S. Corporate 1-5 Year Index, returned -4.62% over the same timeframe. The Lipper Short Investment Grade Debt Funds Category Averageiv returned -3.16% for the same period. Please note that Lipper performance returns are based on each fund’s NAV.

[1]	Cyclicals consists of the following industries: automotive, entertainment, gaming, home construction, lodging, retailers, restaurants, textiles and other consumer services.

2	Western Asset Short Duration Income ETF 2022 Annual Report

Performance Snapshot as of March 31, 2022 (unaudited)
	6 months	8 months
Western Asset Short Duration Income ETF:
$ 24.59 (NAV)	-5.42%	-5.55	% *†
$ 24.66 (Market Price)	-5.44%	-5.50	% *‡
Bloomberg U.S. Corporate 1-5 Year Index	-4.38%	-4.62%
Lipper Short Investment Grade Debt Funds Category Average	-3.12%	-3.16%

The performance shown represents past performance. Past performance is no guarantee of future results and current performance may be higher or lower than the performance shown above. Principal value and investment returns will fluctuate so shares, when sold, may be worth more or less than their original cost. Performance data current to the most recent month-end is available at www.franklintempleton.com.

Investors buy and sell shares of an exchange-traded fund (“ETF”) at market price (not NAV) in the secondary market throughout the trading day. These shares are not individually available for direct purchase from or direct redemption to the ETF. Market price returns are typically based upon the official closing price of the Fund’s shares. These returns do not represent investors’ returns had they traded shares at other times. Performance figures for periods shorter than one year represent cumulative figures and are not annualized.

Information showing the Fund’s net asset value, market price, premiums and discounts, and bid-ask spreads for various time periods is available by visiting the Fund’s website at www.franklintempleton.com.

As of the Fund’s current prospectus dated November 29, 2021, the gross total annual fund operating expense ratio for the Fund was 0.29%.

* Total returns are based on changes in NAV or market price, respectively. Returns reflect the deduction of all Fund expenses. Returns do not reflect the deduction of brokerage commissions or taxes that investors pay on distributions or the sale of shares.

† Total return assumes the reinvestment of all distributions at NAV.

‡ Total return assumes the reinvestment of all distributions at market price, which typically is based upon the official closing price of the Fund’s shares.

Q. What were the leading contributors to performance?

A. The largest contributor to the Fund’s relative performance during the reporting period was its sector positioning. Having an overweight to the energy sector was beneficial given sharply rising oil prices. An underweight to the consumer non-cyclical2 sector was also rewarded. In terms of security selection, the most value came from the Fund’s positions in the communications sector, led by an overweight to Magallanes, Inc. Elsewhere, an underweight to securities rated A contributed to performance.

[2]	Non-Cyclicals consists of the following industries: consumer products, food/beverage, health care, pharmaceuticals, supermarkets and tobacco.

Western Asset Short Duration Income ETF 2022 Annual Report	3

Fund overview (cont’d)

Q. What were the leading detractors from performance?

A. The largest detractor from the Fund’s relative performance during the reporting period was its overweight to finance companies. Issue selection within the energy sector was also a headwind for returns, driven by an overweight position in Lukoil, which performed poorly given the repercussions from the war in Ukraine. Finally, a modest yield curve steepened position was negative for results as the curve flattened over the reporting period.

Looking for additional information?

The Fund’s daily NAV is available online at www.franklintempleton.com. The Fund is traded under the symbol “WINC” and its closing market price is available on most financial websites. In a continuing effort to provide information concerning the Fund, shareholders may call 1-877-721-1926 (toll free), Monday through Friday from 8:00 a.m. to 5:30 p.m. Eastern time, for the Fund’s current NAV, market price and other information.

Thank you for your investment in Western Asset Short Duration Income ETF. As always, we appreciate that you have chosen us to manage your assets and we remain focused on achieving the Fund’s investment goals.

Sincerely,

Western Asset Management Company, LLC

April 13, 2022

RISKS: Fixed income securities involve interest rate, credit, inflation and reinvestment risks; and possible loss of principal. As interest rates rise, the value of fixed income securities falls. High-yield securities include greater price volatility, illiquidity, and possibility of default. International investments are subject to special risks, including currency fluctuations, social, economic, and political uncertainties, which could increase volatility. These risks are magnified in emerging markets. Emerging market countries tend to have economic, political, and legal systems that are less developed and are less stable than those of more developed countries. Derivatives, such as options and futures, can be illiquid, may disproportionately increase losses, and have a potentially large impact on fund performance. The use of leverage may increase volatility and possibility of loss. Potential active and frequent trading may result in higher transaction costs and increased investor liability. Asset-backed, mortgage-backed or mortgage related securities are subject to prepayment and extension risks. Active management and diversification do not ensure gains or protect against market declines. Please see the Fund’s prospectus for a more complete discussion of these and other risks and the Fund’s investment strategies.

Portfolio holdings and breakdowns are as of March 31, 2022 and are subject to change and may not be representative of the portfolio managers’ current or future investments. Please refer to pages 10 through 23 for a list and percentage breakdown of the Fund’s holdings.

All investments are subject to risk including the possible loss of principal. Past performance is no guarantee of future results. All index performance reflects no deduction for fees, expenses or taxes. Please note that an investor cannot invest directly in an index.

4	Western Asset Short Duration Income ETF 2022 Annual Report

The information provided is not intended to be a forecast of future events, a guarantee of future results or investment advice. Views expressed may differ from those of the firm as a whole.

[i]

The Bloomberg U.S. Corporate 1-5 Year Index is an unmanaged index that measures the performance of the investment-grade, fixed-rate, taxable 1-5 year maturity corporate bond market. It includes U.S. dollar-denominated securities publicly issued by U.S. and non-U.S. industrial, utility and financial issuers. Investors cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges.

ii	Net Asset Value (“NAV”) is calculated by subtracting total liabilities from total assets and dividing the results by the number of shares outstanding.

iii	Market Price is determined by supply and demand. It is the price at which an investor purchases or sells shares of the Fund. The Market Price may differ from the Fund’s NAV.

iv

Lipper, Inc., a wholly-owned subsidiary of Refinitiv, provides independent insight on global collective investments. Returns are based on the period ended March 31, 2022, including the reinvestment of all distributions, including returns of capital, if any, calculated among the 371 funds for the six-month period and among the 369 funds for the eight-month period in the Fund’s Lipper category.

Western Asset Short Duration Income ETF 2022 Annual Report	5

Fund at a glance† (unaudited)

Investment breakdown (%) as a percent of total investments

†

The bar graph above represents the composition of the Fund’s investments as of March 31, 2022 and July 31, 2021 and does not include derivatives, such as futures contracts. The Fund is actively managed. As a result, the composition of the Fund’s investments is subject to change at any time.

6	Western Asset Short Duration Income ETF 2022 Annual Report

Fund expenses (unaudited)

Example

As a shareholder of the Fund, you may incur two types of costs: (1) transaction costs, such as brokerage commissions paid on purchases and sales of Fund shares; and (2) ongoing costs, including management fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other funds.

This example is based on an investment of $1,000 invested on October 1, 2021 and held for the six months ended March 31, 2022.

Actual expenses

The table below titled “Based on Actual Total Return” provides information about actual account values and actual expenses. You may use the information provided in this table, together with the amount you invested, to estimate the expenses that you paid over the period. To estimate the expenses you paid on your account, divide your ending account value by $1,000 (for example, an $8,600 ending account value divided by $1,000 = 8.6), then multiply the result by the number under the heading entitled “Expenses Paid During the Period”.

Hypothetical example for comparison purposes

The table below titled “Based on Hypothetical Total Return” provides information about hypothetical account values and hypothetical expenses based on the actual expense ratio and an assumed rate of return of 5.00% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use the information provided in this table to compare the ongoing costs of investing in the Fund and other funds. To do so, compare the 5.00% hypothetical example relating to the Fund with the 5.00% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table below are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as brokerage commissions paid on purchases and sales of Fund shares. Therefore, the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transaction costs were included, your costs would have been higher.

Based on actual total return[1]					Based on hypothetical total return[1]
Actual Total Return[2]	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]	Hypothetical Annualized Total Return	Beginning Account Value	Ending Account Value	Annualized Expense Ratio	Expenses Paid During the Period[3]
-5.42%	$1,000.00	$945.80	0.29%	$1.41	5.00%	$1,000.00	$1,023.49	0.29%	$1.46

1	For the six months ended March 31, 2022.

[2]

Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value. Total return is not annualized, as it may not be representative of the total return for the year. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. Past performance is no guarantee of future results.

3

Expenses (net of fee waivers and/or expense reimbursements) are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by the number of days in the most recent fiscal half-year (182), then divided by 365.

Western Asset Short Duration Income ETF 2022 Annual Report	7

Fund performance (unaudited)

Net Asset Value
Average annual total returns[1]
Twelve Months Ended 3/31/22	-3.92%
Inception* through 3/31/22	2.69

Cumulative total returns[1]
Inception date of 2/7/19 through 3/31/22	8.69%

Market Price
Average annual total returns[2]
Twelve Months Ended 3/31/22	-3.79%
Inception* through 3/31/22	2.78

Cumulative total returns[2]
Inception date of 2/7/19 through 3/31/22	9.00%

All figures represent past performance and are not a guarantee of future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. The returns shown do not reflect the deduction of brokerage commissions or taxes that investors would pay on distributions or the sale of shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

Investors buy and sell shares of the Fund at market price, not NAV, in the secondary market throughout the trading day. These shares are not individually available for direct purchase from or direct redemption to the Fund. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund and effective July 1, 2020, market price returns typically are based upon the official closing price of the Fund’s shares. Prior to July 1, 2020, market price returns generally were based upon the mid-point between the bid and ask on the Fund’s principal trading market when the Fund’s NAV was determined, which was typically 4:00 p.m. Eastern time (U.S.). Market price performance reported for periods prior to July 1, 2020 continue to reflect market prices calculated based upon the mid-point between the bid and ask on the Fund’s principal trading market typically as of 4:00 p.m. Eastern time (U.S.). These returns do not represent investors’ returns had they traded shares at other times. NAV and market price returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV and market price, respectively. As with other exchange-traded funds, NAV returns and market price returns may differ because of factors such as the supply and demand for Fund shares and investors’ assessment of the underlying value of the Fund’s portfolio securities.

[1]	Assumes the reinvestment of all distributions, including returns of capital, if any, at net asset value.

[2]	Assumes the reinvestment of all distributions, including returns of capital, if any, at market price.

*	Inception date of the Fund is February 7, 2019.

8	Western Asset Short Duration Income ETF 2022 Annual Report

Historical performance

Value of $10,000 invested in

Western Asset Short Duration Income ETF vs. Bloomberg U.S. Corporate 1-5 Year Index† — February 7, 2019 - March 31, 2022

All figures represent past performance and are not a guarantee of future results. Investment returns and principal value of an investment will fluctuate so that an investor’s shares, when sold, may be worth more or less than their original cost. NAV returns assume that dividends and capital gain distributions have been reinvested in the Fund at NAV. The returns shown do not reflect the deduction of brokerage commissions or taxes that investors would pay on distributions or the sale of shares. Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower.

†

Hypothetical illustration of $10,000 invested in the Western Asset Short Duration Income ETF on February 7, 2019 (inception date), assuming the reinvestment of all distributions, including returns of capital, if any, at net asset value through March 31, 2022. The hypothetical illustration also assumes a $10,000 investment in the Bloomberg U.S. Corporate 1-5 Year Index. The Fund’s per share NAV is the value of one share of the Fund and is calculated by dividing the value of total assets less total liabilities by the number of shares outstanding. The NAV return is based on the NAV of the Fund. The Bloomberg U.S. Corporate 1-5 Year Index (the “Index”) is an unmanaged index that measures the performance of the investment grade, fixed-rate, taxable 1-5 year maturity corporate bond market. It includes U.S. dollar-denominated securities publicly issued by U.S. and non-U.S. industrial, utility and financial issuers. The Index is not subject to the same management and trading expenses as a fund. An index is a statistical composite that tracks a specified financial market, sector, or rules based investment process. Unlike a fund, an index does not actually hold a portfolio of securities and therefore does not incur the expenses incurred by a fund. These expenses negatively impact fund performance. Investors cannot invest directly in an index and unmanaged index returns do not reflect any fees, expenses or sales charges. Please note that an investor cannot invest directly in an index.

Western Asset Short Duration Income ETF 2022 Annual Report	9

Schedule of investments

March 31, 2022

Western Asset Short Duration Income ETF

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Corporate Bonds & Notes — 88.7%
Communication Services — 8.8%
Diversified Telecommunication Services — 2.4%
AT&T Inc., Senior Notes	0.900%	3/25/24	$50,000	$48,401
AT&T Inc., Senior Notes	3.400%	5/15/25	180,000	180,300
AT&T Inc., Senior Notes	4.250%	3/1/27	50,000	52,271
AT&T Inc., Senior Notes	1.650%	2/1/28	20,000	18,222
NTT Finance Corp., Senior Notes	1.162%	4/3/26	200,000	184,398	(a)
Verizon Communications Inc., Senior Notes	0.850%	11/20/25	60,000	55,511
Verizon Communications Inc., Senior Notes	2.550%	3/21/31	330,000	306,586
Total Diversified Telecommunication Services				845,689
Entertainment — 1.1%
Magallanes Inc., Senior Notes	3.755%	3/15/27	150,000	149,727	(a)
Magallanes Inc., Senior Notes	5.050%	3/15/42	230,000	234,607	(a)
Total Entertainment				384,334
Interactive Media & Services — 0.3%
Alphabet Inc., Senior Notes	1.100%	8/15/30	150,000	131,086
Media — 4.4%
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	4.464%	7/23/22	30,000	30,110
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	4.908%	7/23/25	500,000	518,506
Charter Communications Operating LLC/Charter Communications Operating Capital Corp., Senior Secured Notes	4.400%	4/1/33	90,000	89,734
Comcast Corp., Senior Notes	3.400%	4/1/30	150,000	151,957
Fox Corp., Senior Notes	4.030%	1/25/24	40,000	40,836
Time Warner Entertainment Co. LP, Senior Secured Notes	8.375%	3/15/23	690,000	726,449
Total Media				1,557,592
Wireless Telecommunication Services — 0.6%
T-Mobile USA Inc., Senior Secured Notes	3.500%	4/15/25	20,000	20,132
T-Mobile USA Inc., Senior Secured Notes	2.050%	2/15/28	170,000	155,264
T-Mobile USA Inc., Senior Secured Notes	2.250%	11/15/31	50,000	43,736
Total Wireless Telecommunication Services				219,132
Total Communication Services				3,137,833
Consumer Discretionary — 10.3%
Automobiles — 5.4%
Ford Motor Co., Senior Notes	3.250%	2/12/32	130,000	116,107

See Notes to Financial Statements.

10	Western Asset Short Duration Income ETF 2022 Annual Report

Western Asset Short Duration Income ETF

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Automobiles — continued
Ford Motor Credit Co. LLC, Senior Notes	3.350%	11/1/22	$200,000	$200,460
Ford Motor Credit Co. LLC, Senior Notes	2.700%	8/10/26	400,000	372,004
General Motors Co., Senior Notes	6.125%	10/1/25	310,000	332,792
General Motors Financial Co. Inc., Senior Notes	3.450%	4/10/22	40,000	40,014
General Motors Financial Co. Inc., Senior Notes	3.700%	5/9/23	140,000	141,398
General Motors Financial Co. Inc., Senior Notes (3 mo. USD LIBOR + 1.310%)	2.306%	6/30/22	50,000	50,100	(b)
Hyundai Capital America, Senior Notes	0.800%	1/8/24	90,000	85,910	(a)
Nissan Motor Co. Ltd., Senior Notes	3.043%	9/15/23	600,000	598,659	(a)
Total Automobiles				1,937,444
Hotels, Restaurants & Leisure — 2.9%
Genting New York LLC/GENNY Capital Inc., Senior Notes	3.300%	2/15/26	200,000	189,167	(a)
Las Vegas Sands Corp., Senior Notes	2.900%	6/25/25	350,000	326,155
Marriott International Inc., Senior Notes	3.600%	4/15/24	160,000	161,641
Sands China Ltd., Senior Notes	2.550%	3/8/27	200,000	173,700	(a)
Wynn Macau Ltd., Senior Notes	4.875%	10/1/24	200,000	187,346	(a)
Total Hotels, Restaurants & Leisure				1,038,009
Household Durables — 0.4%
DR Horton Inc., Senior Notes	2.500%	10/15/24	150,000	147,903
MDC Holdings Inc., Senior Notes	2.500%	1/15/31	10,000	8,731
Total Household Durables				156,634
Internet & Direct Marketing Retail — 0.6%
Amazon.com Inc., Senior Notes	1.200%	6/3/27	200,000	184,492
eBay Inc., Senior Notes	2.600%	5/10/31	20,000	18,374
Total Internet & Direct Marketing Retail				202,866
Multiline Retail — 0.4%
Dollar Tree Inc., Senior Notes	4.000%	5/15/25	120,000	122,759
Nordstrom Inc., Senior Notes	2.300%	4/8/24	20,000	19,718
Total Multiline Retail				142,477
Specialty Retail — 0.6%
Home Depot Inc., Senior Notes	2.875%	4/15/27	40,000	39,850
Lowe’s Cos. Inc., Senior Notes	1.300%	4/15/28	190,000	169,205
Total Specialty Retail				209,055
Total Consumer Discretionary				3,686,485
Consumer Staples — 2.9%
Beverages — 0.3%
Anheuser-Busch InBev Worldwide Inc., Senior Notes (3 mo. USD LIBOR + 0.740%)	0.978%	1/12/24	120,000	120,400	(b)

See Notes to Financial Statements.

Western Asset Short Duration Income ETF 2022 Annual Report	11

Schedule of investments (cont’d)

March 31, 2022

Western Asset Short Duration Income ETF

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Food & Staples Retailing — 0.7%
Costco Wholesale Corp., Senior Notes	1.375%	6/20/27	$20,000	$18,589
Costco Wholesale Corp., Senior Notes	1.600%	4/20/30	10,000	8,960
Walmart Inc., Senior Notes	1.050%	9/17/26	250,000	232,764
Total Food & Staples Retailing				260,313
Food Products — 0.1%
Hershey Co., Senior Notes	1.700%	6/1/30	10,000	8,997
Mondelez International Inc., Senior Notes	1.500%	2/4/31	20,000	17,062
Total Food Products				26,059
Household Products — 0.1%
Clorox Co., Senior Notes	1.800%	5/15/30	10,000	8,779
Kimberly-Clark Corp., Senior Notes	1.050%	9/15/27	10,000	9,066
Total Household Products				17,845
Tobacco — 1.7%
Altria Group Inc., Senior Notes	2.625%	9/16/26	170,000	164,013
Altria Group Inc., Senior Notes	4.800%	2/14/29	70,000	73,382
BAT International Finance PLC, Senior Notes	1.668%	3/25/26	190,000	174,346
Cargill Inc., Senior Notes	0.750%	2/2/26	230,000	210,575	(a)
Total Tobacco				622,316
Total Consumer Staples				1,046,933
Energy — 14.3%
Oil, Gas & Consumable Fuels — 14.3%
Cimarex Energy Co., Senior Notes	4.375%	3/15/29	20,000	18,584
Comstock Resources Inc., Senior Notes	7.500%	5/15/25	10,000	10,150	(a)
Continental Resources Inc., Senior Notes	4.500%	4/15/23	140,000	141,680
Continental Resources Inc., Senior Notes	3.800%	6/1/24	60,000	60,220
Continental Resources Inc., Senior Notes	2.268%	11/15/26	140,000	130,722	(a)
Coterra Energy Inc., Senior Notes	4.375%	6/1/24	90,000	91,809	(a)
Coterra Energy Inc., Senior Notes	3.900%	5/15/27	190,000	191,384	(a)
Coterra Energy Inc., Senior Notes	4.375%	3/15/29	80,000	83,360	(a)
DCP Midstream Operating LP, Senior Notes	3.250%	2/15/32	40,000	36,000
Devon Energy Corp., Senior Notes	5.850%	12/15/25	140,000	151,515
Devon Energy Corp., Senior Notes	5.250%	10/15/27	106,000	109,893
Devon Energy Corp., Senior Notes	5.875%	6/15/28	12,000	12,704
Devon Energy Corp., Senior Notes	4.500%	1/15/30	220,000	227,026
Devon OEI Operating LLC, Senior Notes	7.500%	9/15/27	20,000	22,643
Diamondback Energy Inc., Senior Notes	3.250%	12/1/26	320,000	319,525
Ecopetrol SA, Senior Notes	5.875%	9/18/23	180,000	184,590
Ecopetrol SA, Senior Notes	4.625%	11/2/31	40,000	36,200
El Paso Natural Gas Co. LLC, Senior Notes	7.500%	11/15/26	60,000	70,180

See Notes to Financial Statements.

12	Western Asset Short Duration Income ETF 2022 Annual Report

Western Asset Short Duration Income ETF

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Oil, Gas & Consumable Fuels — continued
Energy Transfer LP, Senior Notes	4.200%	9/15/23	$20,000	$20,264
Energy Transfer LP, Senior Notes	4.050%	3/15/25	490,000	496,946
Energy Transfer LP, Senior Notes	2.900%	5/15/25	240,000	234,756
Enterprise Products Operating LLC, Senior Notes	3.950%	2/15/27	40,000	40,982
Enterprise Products Operating LLC, Senior Notes	2.800%	1/31/30	150,000	144,182
Enterprise Products Operating LLC, Senior Notes (5.375% to 2/15/28 then 3 mo. USD LIBOR + 2.570%)	5.375%	2/15/78	10,000	9,291	(b)
EOG Resources Inc., Senior Notes	4.375%	4/15/30	40,000	43,308
EQT Corp., Senior Notes	3.125%	5/15/26	90,000	87,414	(a)
EQT Corp., Senior Notes	3.900%	10/1/27	10,000	9,971
Exxon Mobil Corp., Senior Notes	3.482%	3/19/30	90,000	92,365
Florida Gas Transmission Co. LLC, Senior Notes	2.300%	10/1/31	90,000	79,647	(a)
Kinder Morgan Energy Partners LP, Senior Notes	7.300%	8/15/33	10,000	12,405
MEG Energy Corp., Senior Notes	7.125%	2/1/27	70,000	73,290	(a)
MPLX LP, Senior Notes	3.375%	3/15/23	10,000	10,075
MPLX LP, Senior Notes	1.750%	3/1/26	200,000	187,406
Northwest Pipeline LLC, Senior Notes	7.125%	12/1/25	20,000	22,373
Occidental Petroleum Corp., Senior Notes	6.950%	7/1/24	10,000	10,737
Parsley Energy LLC/Parsley Finance Corp., Senior Notes	5.625%	10/15/27	20,000	20,670	(a)
Parsley Energy LLC/Parsley Finance Corp., Senior Notes	4.125%	2/15/28	10,000	9,946	(a)
Petrobras Global Finance BV, Senior Notes	5.999%	1/27/28	80,000	83,956
Pioneer Natural Resources Co., Senior Notes	0.550%	5/15/23	110,000	107,552
Pioneer Natural Resources Co., Senior Notes	1.125%	1/15/26	60,000	55,644
Qatar Energy, Senior Notes	1.375%	9/12/26	200,000	186,508	(a)
Range Resources Corp., Senior Notes	5.000%	8/15/22	280,000	280,000
Southern Natural Gas Co. LLC, Senior Notes	0.625%	4/28/23	20,000	19,604	(a)
Southwestern Energy Co., Senior Notes	4.750%	2/1/32	10,000	9,987
Targa Resources Corp., Senior Notes	4.200%	2/1/33	60,000	60,547	(c)
Tennessee Gas Pipeline Co. LLC, Senior Notes	7.000%	10/15/28	50,000	58,780
Tennessee Gas Pipeline Co. LLC, Senior Notes	2.900%	3/1/30	120,000	112,570	(a)
Transcontinental Gas Pipe Line Co. LLC, Senior Notes	3.250%	5/15/30	30,000	29,257
Western Midstream Operating LP, Senior Notes	3.950%	6/1/25	50,000	50,304
Williams Cos. Inc., Senior Notes	3.700%	1/15/23	530,000	533,376
Total Energy				5,092,298

See Notes to Financial Statements.

Western Asset Short Duration Income ETF 2022 Annual Report	13

Schedule of investments (cont’d)

March 31, 2022

Western Asset Short Duration Income ETF

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Financials — 30.1%
Banks — 17.8%
Banco Santander SA, Senior Notes (4.175% to 3/24/27 then 1 year Treasury Constant Maturity Rate + 2.000%)	4.175%	3/24/28	$200,000	$201,014	(b)
Bank of America Corp., Senior Notes (1.319% to 6/19/25 then SOFR + 1.150%)	1.319%	6/19/26	10,000	9,372	(b)
Bank of America Corp., Senior Notes (1.530% to 12/6/24 then SOFR + 0.650%)	1.530%	12/6/25	20,000	19,126	(b)
Bank of America Corp., Senior Notes (1.734% to 7/22/26 then SOFR + 0.960%)	1.734%	7/22/27	680,000	631,506	(b)
Bank of America Corp., Senior Notes (2.299% to 7/21/31 then SOFR + 1.220%)	2.299%	7/21/32	40,000	35,601	(b)
Bank of America Corp., Senior Notes (2.572% to 10/20/31 then SOFR + 1.210%)	2.572%	10/20/32	130,000	118,126	(b)
Bank of America Corp., Senior Notes (2.592% to 4/29/30 then SOFR + 2.150%)	2.592%	4/29/31	130,000	119,934	(b)
Bank of America Corp., Senior Notes (2.972% to 2/4/32 then SOFR + 1.330%)	2.972%	2/4/33	320,000	299,838	(b)
BankUnited Inc., Senior Notes	4.875%	11/17/25	40,000	41,745
BNP Paribas SA, Senior Notes (1.675% to 6/30/26 then SOFR + 0.912%)	1.675%	6/30/27	400,000	365,768	(a)(b)
Citigroup Inc., Senior Notes (0.981% to 5/1/24 then SOFR + 0.669%)	0.981%	5/1/25	20,000	19,065	(b)
Citigroup Inc., Senior Notes (1.281% to 11/3/24 then SOFR + 0.528%)	1.281%	11/3/25	110,000	104,677	(b)
Citigroup Inc., Senior Notes (1.462% to 6/9/26 then SOFR + 0.770%)	1.462%	6/9/27	470,000	431,642	(b)
Citigroup Inc., Senior Notes (3.057% to 1/25/32 then SOFR + 1.351%)	3.057%	1/25/33	150,000	140,150	(b)
Citigroup Inc., Senior Notes (3.785% to 3/17/32 then SOFR + 1.939%)	3.785%	3/17/33	90,000	89,220	(b)
Citigroup Inc., Subordinated Notes	5.500%	9/13/25	160,000	170,838
Danske Bank A/S, Senior Notes (0.976% to 9/10/24 then 1 year Treasury Constant Maturity Rate + 0.550%)	0.976%	9/10/25	200,000	187,427	(a)(b)
Danske Bank A/S, Senior Notes (3.244% to 12/20/24 then 3 mo. USD LIBOR + 1.591%)	3.244%	12/20/25	200,000	197,058	(a)(b)
HSBC Holdings PLC, Senior Notes (0.976% to 5/24/24 then SOFR + 0.708%)	0.976%	5/24/25	400,000	379,736	(b)
HSBC Holdings PLC, Subordinated Notes	7.625%	5/17/32	10,000	12,689

See Notes to Financial Statements.

14	Western Asset Short Duration Income ETF 2022 Annual Report

Western Asset Short Duration Income ETF

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Banks — continued
HSBC Holdings PLC, Subordinated Notes (4.762% to 3/29/32 then SOFR + 2.530%)	4.762%	3/29/33	$200,000	$205,536	(b)
Intesa Sanpaolo SpA, Senior Notes	3.375%	1/12/23	210,000	210,435	(a)
Intesa Sanpaolo SpA, Subordinated Notes (4.198% to 6/1/31 then 1 year Treasury Constant Maturity Rate + 2.600%)	4.198%	6/1/32	200,000	176,802	(a)(b)
JPMorgan Chase & Co., Senior Notes (1.578% to 4/22/26 then SOFR + 0.885%)	1.578%	4/22/27	540,000	502,944	(b)
JPMorgan Chase & Co., Senior Notes (2.522% to 4/22/30 then SOFR + 2.040%)	2.522%	4/22/31	10,000	9,270	(b)
JPMorgan Chase & Co., Senior Notes (2.545% to 11/8/31 then SOFR + 1.180%)	2.545%	11/8/32	170,000	155,337	(b)
JPMorgan Chase & Co., Senior Notes (2.963% to 1/25/32 then SOFR + 1.260%)	2.963%	1/25/33	190,000	179,123	(b)
JPMorgan Chase & Co., Subordinated Notes (2.956% to 5/13/30 then SOFR + 2.515%)	2.956%	5/13/31	120,000	112,284	(b)
Royal Bank of Canada, Senior Notes	1.150%	7/14/26	160,000	146,665
Santander UK Group Holdings PLC, Senior Notes (1.673% to 6/14/26 then SOFR + 0.989%)	1.673%	6/14/27	400,000	363,929	(b)
Truist Financial Corp., Senior Notes (1.267% to 3/2/26 then SOFR + 0.609%)	1.267%	3/2/27	90,000	83,342	(b)
Wells Fargo & Co., Senior Notes	3.000%	10/23/26	480,000	473,323
Wells Fargo & Co., Senior Notes (3.350% to 3/2/32 then SOFR + 1.500%)	3.350%	3/2/33	170,000	165,213	(b)
Total Banks				6,358,735
Capital Markets — 8.9%
Charles Schwab Corp., Senior Notes	1.150%	5/13/26	360,000	335,223
Credit Suisse Group AG, Senior Notes (2.193% to 6/5/25 then SOFR + 2.044%)	2.193%	6/5/26	280,000	262,943	(a)(b)
Credit Suisse Group AG, Senior Notes (3.091% to 5/14/31 then SOFR + 1.730%)	3.091%	5/14/32	280,000	252,531	(a)(b)
Daimler Finance North America LLC, Senior Notes	1.450%	3/2/26	150,000	139,592	(a)
Daimler Trucks Finance North America LLC, Senior Notes	3.650%	4/7/27	150,000	149,702	(c)
Goldman Sachs Group Inc., Senior Notes	3.800%	3/15/30	40,000	40,266
Goldman Sachs Group Inc., Senior Notes (0.855% to 2/12/25 then SOFR + 0.609%)	0.855%	2/12/26	40,000	37,265	(b)
Goldman Sachs Group Inc., Senior Notes (1.093% to 12/9/25 then SOFR + 0.789%)	1.093%	12/9/26	400,000	366,255	(b)

See Notes to Financial Statements.

Western Asset Short Duration Income ETF 2022 Annual Report	15

Schedule of investments (cont’d)

March 31, 2022

Western Asset Short Duration Income ETF

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Capital Markets — continued
Goldman Sachs Group Inc., Senior Notes (1.948% to 10/21/26 then SOFR + 0.913%)	1.948%	10/21/27	$100,000	$92,935	(b)
Goldman Sachs Group Inc., Senior Notes (3.102% to 2/24/32 then SOFR + 1.410%)	3.102%	2/24/33	180,000	169,666	(b)
Goldman Sachs Group Inc., Senior Notes (3.615% to 3/15/27 then SOFR + 1.846%)	3.615%	3/15/28	90,000	89,874	(b)
Goldman Sachs Group Inc., Subordinated Notes	4.250%	10/21/25	70,000	71,697
Morgan Stanley, Senior Notes (1.512% to 7/20/26 then SOFR + 0.858%)	1.512%	7/20/27	20,000	18,384	(b)
Morgan Stanley, Senior Notes (1.593% to 5/4/26 then SOFR + 0.879%)	1.593%	5/4/27	420,000	390,214	(b)
Morgan Stanley, Senior Notes (2.188% to 4/28/25 then SOFR + 1.990%)	2.188%	4/28/26	130,000	125,576	(b)
Morgan Stanley, Senior Notes (2.511% to 10/20/31 then SOFR + 1.200%)	2.511%	10/20/32	250,000	225,335	(b)
Morgan Stanley, Senior Notes (2.699% to 1/22/30 then SOFR + 1.143%)	2.699%	1/22/31	20,000	18,767	(b)
UBS AG, Senior Notes	1.375%	1/13/25	200,000	190,047	(a)
UBS AG, Senior Notes	1.250%	6/1/26	200,000	183,958	(a)
Total Capital Markets				3,160,230
Diversified Financial Services — 1.7%
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	2.450%	10/29/26	450,000	416,228
AerCap Ireland Capital DAC/AerCap Global Aviation Trust, Senior Notes	3.300%	1/30/32	200,000	180,292
Element Fleet Management Corp., Senior Notes	1.600%	4/6/24	10,000	9,644	(a)
Global Aircraft Leasing Co. Ltd., Senior Notes (6.500% Cash or 7.250% PIK)	6.500%	9/15/24	2,227	2,024	(a)(d)
Total Diversified Financial Services				608,188
Insurance — 1.7%
American International Group Inc., Senior Notes	2.500%	6/30/25	180,000	175,989
American International Group Inc., Senior Notes	3.400%	6/30/30	10,000	9,973
AmFam Holdings Inc., Senior Notes	2.805%	3/11/31	150,000	138,487	(a)
GA Global Funding Trust, Secured Notes	1.000%	4/8/24	20,000	19,147	(a)
New York Life Global Funding, Senior Secured Notes	0.950%	6/24/25	70,000	65,366	(a)
Prudential Financial Inc., Senior Notes	1.500%	3/10/26	10,000	9,415

See Notes to Financial Statements.

16	Western Asset Short Duration Income ETF 2022 Annual Report

Western Asset Short Duration Income ETF

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Insurance — continued
Reliance Standard Life Global Funding II, Secured Notes	2.500%	10/30/24	$140,000	$137,525	(a)
Reliance Standard Life Global Funding II, Secured Notes	2.750%	1/21/27	50,000	48,199	(a)
Total Insurance				604,101
Thrifts & Mortgage Finance — 0.0%††
Rocket Mortgage LLC/Rocket Mortgage Co-Issuer Inc., Senior Notes	2.875%	10/15/26	20,000	18,363	(a)
Total Financials				10,749,617
Health Care — 4.9%
Biotechnology — 1.6%
AbbVie Inc., Senior Notes	2.600%	11/21/24	60,000	59,585
AbbVie Inc., Senior Notes	2.950%	11/21/26	380,000	376,428
AbbVie Inc., Senior Notes	3.200%	11/21/29	120,000	118,573
Total Biotechnology				554,586
Health Care Equipment & Supplies — 0.1%
Becton Dickinson and Co., Senior Notes	3.363%	6/6/24	42,000	42,350
Health Care Providers & Services — 2.5%
Bon Secours Mercy Health Inc., Secured Notes	3.464%	6/1/30	10,000	10,046
Centene Corp., Senior Notes	4.625%	12/15/29	70,000	70,566
Centene Corp., Senior Notes	3.375%	2/15/30	150,000	141,140
Cigna Corp., Senior Notes	4.125%	11/15/25	60,000	61,842
Cigna Corp., Senior Notes	2.400%	3/15/30	200,000	184,827
CommonSpirit Health, Senior Secured Notes	2.782%	10/1/30	10,000	9,319
CVS Health Corp., Senior Notes	2.625%	8/15/24	80,000	79,736
CVS Health Corp., Senior Notes	2.875%	6/1/26	50,000	49,497
CVS Health Corp., Senior Notes	1.300%	8/21/27	150,000	136,395
UnitedHealth Group Inc., Senior Notes	1.150%	5/15/26	150,000	139,387
Total Health Care Providers & Services				882,755
Pharmaceuticals — 0.7%
Astrazeneca Finance LLC, Senior Notes	1.200%	5/28/26	110,000	101,984
Merck & Co. Inc., Senior Notes	1.900%	12/10/28	80,000	75,292
Merck & Co. Inc., Senior Notes	1.450%	6/24/30	90,000	79,908
Total Pharmaceuticals				257,184
Total Health Care				1,736,875
Industrials — 7.1%
Aerospace & Defense — 1.6%
Boeing Co., Senior Notes	4.875%	5/1/25	50,000	51,583
Boeing Co., Senior Notes	2.196%	2/4/26	410,000	387,621

See Notes to Financial Statements.

Western Asset Short Duration Income ETF 2022 Annual Report	17

Schedule of investments (cont’d)

March 31, 2022

Western Asset Short Duration Income ETF

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Aerospace & Defense — continued
Boeing Co., Senior Notes	3.250%	2/1/28	$70,000	$67,431
Lockheed Martin Corp., Senior Notes	1.850%	6/15/30	80,000	72,558
Total Aerospace & Defense				579,193
Airlines — 1.4%
American Airlines Inc./AAdvantage Loyalty IP Ltd., Senior Secured Notes	5.500%	4/20/26	70,000	70,525	(a)
Continental Airlines 2007-1 Class B Pass-Through Trust	6.903%	4/19/22	26,540	26,539
Delta Air Lines Inc./SkyMiles IP Ltd., Senior Secured Notes	4.500%	10/20/25	220,000	221,278	(a)
Delta Air Lines Inc./SkyMiles IP Ltd., Senior Secured Notes	4.750%	10/20/28	110,000	110,842	(a)
United Airlines Pass-Through Trust	4.875%	1/15/26	69,120	68,218
Total Airlines				497,402
Commercial Services & Supplies — 0.6%
Republic Services Inc., Senior Notes	2.500%	8/15/24	200,000	197,874
Industrial Conglomerates — 0.3%
Honeywell International Inc., Senior Notes	1.950%	6/1/30	110,000	101,566
Professional Services — 0.1%
Equifax Inc., Senior Notes	2.350%	9/15/31	30,000	26,833
Road & Rail — 0.4%
Canadian Pacific Railway Co., Senior Notes	1.750%	12/2/26	150,000	141,296
Trading Companies & Distributors — 2.7%
Air Lease Corp., Senior Notes	3.000%	9/15/23	140,000	139,398
Air Lease Corp., Senior Notes	0.700%	2/15/24	340,000	324,802
Aviation Capital Group LLC, Senior Notes	4.125%	8/1/25	520,000	515,748	(a)
Total Trading Companies & Distributors				979,948
Total Industrials				2,524,112
Information Technology — 6.0%
Electronic Equipment, Instruments & Components — 0.5%
TD SYNNEX Corp., Senior Notes	1.250%	8/9/24	130,000	123,508	(a)
Vontier Corp., Senior Notes	1.800%	4/1/26	60,000	54,253
Total Electronic Equipment, Instruments & Components				177,761
IT Services — 1.3%
Mastercard Inc., Senior Notes	3.300%	3/26/27	140,000	142,682
PayPal Holdings Inc., Senior Notes	2.400%	10/1/24	220,000	219,003
PayPal Holdings Inc., Senior Notes	2.300%	6/1/30	70,000	65,161

See Notes to Financial Statements.

18	Western Asset Short Duration Income ETF 2022 Annual Report

Western Asset Short Duration Income ETF

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
IT Services — continued
S&P Global Inc., Senior Notes	1.250%	8/15/30	$10,000	$8,616
Visa Inc., Senior Notes	1.100%	2/15/31	10,000	8,577
Total IT Services				444,039
Semiconductors & Semiconductor Equipment — 1.3%
Broadcom Inc., Senior Notes	3.150%	11/15/25	10,000	9,919
Lam Research corp., Senior Notes	1.900%	6/15/30	90,000	81,561
TSMC Arizona Corp., Senior Notes	1.750%	10/25/26	400,000	374,856
Total Semiconductors & Semiconductor Equipment				466,336
Software — 2.3%
Adobe Inc., Senior Notes	2.150%	2/1/27	230,000	223,189
Adobe Inc., Senior Notes	2.300%	2/1/30	130,000	122,996
Fortinet Inc., Senior Notes	1.000%	3/15/26	160,000	145,598
salesforce.com Inc., Senior Notes	1.500%	7/15/28	210,000	193,180
Workday Inc., Senior Notes	3.800%	4/1/32	130,000	129,753	(c)
Total Software				814,716
Technology Hardware, Storage & Peripherals — 0.6%
Apple Inc., Senior Notes	0.700%	2/8/26	70,000	65,191
Apple Inc., Senior Notes	1.400%	8/5/28	180,000	164,582
Total Technology Hardware, Storage & Peripherals				229,773
Total Information Technology				2,132,625
Materials — 1.9%
Chemicals — 0.2%
PPG Industries Inc., Senior Notes	1.200%	3/15/26	60,000	55,549
Containers & Packaging — 0.0%††
Graphic Packaging International LLC, Senior
Secured Notes	1.512%	4/15/26	10,000	9,185	(a)
Metals & Mining — 1.6%
Freeport-McMoRan Inc., Senior Notes	4.375%	8/1/28	150,000	150,695
Glencore Finance Canada Ltd., Senior Notes	4.250%	10/25/22	120,000	120,763	(a)
Glencore Funding LLC, Senior Notes	1.625%	9/1/25	310,000	289,857	(a)
Yamana Gold Inc., Senior Notes	4.625%	12/15/27	10,000	10,151
Yamana Gold Inc., Senior Notes	2.630%	8/15/31	10,000	8,957
Total Metals & Mining				580,423
Paper & Forest Products — 0.1%
Suzano Austria GmbH, Senior Notes	3.125%	1/15/32	30,000	26,562
Total Materials				671,719
Real Estate — 0.6%
Equity Real Estate Investment Trusts (REITs) — 0.6%
Alexandria Real Estate Equities Inc., Senior Notes	2.000%	5/18/32	10,000	8,740

See Notes to Financial Statements.

Western Asset Short Duration Income ETF 2022 Annual Report	19

Schedule of investments (cont’d)

March 31, 2022

Western Asset Short Duration Income ETF

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
Equity Real Estate Investment Trusts (REITs) — continued
Diversified Healthcare Trust, Senior Notes	4.750%	5/1/24	$20,000	$19,176
Extra Space Storage LP, Senior Notes	3.900%	4/1/29	50,000	50,104
Kimco Realty Corp., Senior Notes	2.250%	12/1/31	60,000	53,736
Simon Property Group LP, Senior Notes	3.500%	9/1/25	20,000	20,176
Welltower Inc., Senior Notes	3.850%	6/15/32	60,000	60,419
Total Real Estate				212,351
Utilities — 1.8%
Electric Utilities — 1.8%
DTE Electric Co., First Mortgage	2.625%	3/1/31	40,000	38,030
Duke Energy Ohio Inc., First Mortgage	2.125%	6/1/30	10,000	9,088
Edison International, Senior Notes	4.950%	4/15/25	200,000	204,618
FirstEnergy Corp., Senior Notes	3.350%	7/15/22	100,000	99,875
NRG Energy Inc., Senior Secured Notes	2.450%	12/2/27	190,000	175,238	(a)
Pacific Gas and Electric Co., First Mortgage Bonds	1.750%	6/16/22	50,000	49,943
Pacific Gas and Electric Co., First Mortgage Bonds	2.100%	8/1/27	60,000	53,912
Toledo Edison Co.	2.650%	5/1/28	8,000	7,590	(a)
Total Utilities				638,294
Total Corporate Bonds & Notes (Cost — $33,118,093)				31,629,142
Asset-Backed Securities — 2.8%
ABPCI Direct Lending Fund IX LLC, 2020-9A A1R (3 mo. USD LIBOR + 1.400%)	1.668%	11/18/31	270,000	268,659	(a)(b)
AGL CLO 6 Ltd., 2020-6A AR (3 mo. USD LIBOR + 1.200%)	1.454%	7/20/34	100,000	99,031	(a)(b)
CIFC Funding Ltd., 2021-4A A (3 mo. USD LIBOR + 1.050%)	1.291%	7/15/33	110,000	108,881	(a)(b)
Halcyon Loan Advisors Funding Ltd., 2017-2A A2 (3 mo. USD LIBOR + 1.700%)	1.941%	1/17/30	250,000	248,884	(a)(b)
Navient Private Education Refi Loan Trust, 2020-DA A	1.690%	5/15/69	40,049	38,979	(a)
Neuberger Berman Loan Advisers CLO 42 Ltd.,
2021-42A A (3 mo. USD LIBOR + 1.100%)	1.341%	7/16/35	210,000	207,795	(a)(b)
Total Asset-Backed Securities (Cost — $978,358)				972,229
U.S. Government & Agency Obligations — 1.4%
U.S. Government Obligations — 1.4%
U.S. Treasury Notes	0.875%	1/31/24	230,000	224,142
U.S. Treasury Notes	1.250%	12/31/26	30,000	28,344
U.S. Treasury Notes	1.875%	2/28/27	120,000	116,784

See Notes to Financial Statements.

20	Western Asset Short Duration Income ETF 2022 Annual Report

Western Asset Short Duration Income ETF

(Percentages shown based on Fund net assets)

Security	Rate	Maturity Date	Face Amount	Value
U.S. Government Obligations — continued
U.S. Treasury Notes	1.625%	5/15/31	$5,000	$4,708
U.S. Treasury Notes	1.875%	2/15/32	140,000	134,444
Total U.S. Government & Agency Obligations (Cost — $521,073)				508,422
Sovereign Bonds — 0.8%
Argentina — 0.1%
Argentine Republic Government International Bond, Senior Notes	1.000%	7/9/29	4,718	1,612
Argentine Republic Government International Bond, Senior Notes, Step bond (0.500% to 7/9/23 then 0.750%)	0.500%	7/9/30	135,800	45,494
Total Argentina				47,106
Chile — 0.5%
Chile Government International Bond, Senior Notes	2.550%	7/27/33	200,000	182,122
Peru — 0.2%
Peruvian Government International Bond, Senior Notes	2.783%	1/23/31	60,000	56,490
Total Sovereign Bonds (Cost — $338,540)				285,718
Senior Loans — 0.1%
Energy — 0.1%
Oil, Gas & Consumable Fuels — 0.1%
Southwestern Energy Co., Initial Term Loan (3 mo. Term SOFR + 2.500%)	3.301%	6/22/27	19,950	19,900	(b)(e)(f)
Industrials — 0.0%††
Airlines — 0.0%††
Delta Air Lines Inc., Initial Term Loan (the greater of 3 mo. USD LIBOR or 1.000% + 3.750%)	4.750%	10/20/27	10,000	10,311	(b)(e)(f)
Materials — 0.0%††
Paper & Forest Products — 0.0%††
Asplundh Tree Expert LLC, 2021 Refinancing Term Loan (1 mo. USD LIBOR + 1.750%)	1.959%	9/7/27	9,850	9,728	(b)(e)(f)
Total Senior Loans (Cost — $39,625)				39,939
Total Investments before Short-Term Investments (Cost — $34,995,689)				33,435,450

See Notes to Financial Statements.

Western Asset Short Duration Income ETF 2022 Annual Report	21

Schedule of investments (cont’d)

March 31, 2022

Western Asset Short Duration Income ETF

(Percentages shown based on Fund net assets)

Security	Rate	Shares	Value
Short-Term Investments — 6.6%
BNY Mellon Cash Reserve Fund (Cost — $2,368,911)	0.010%	2,368,911	$2,368,911
Total Investments — 100.4% (Cost — $37,364,600)			35,804,361
Liabilities in Excess of Other Assets — (0.4)%			(148,087)
Total Net Assets — 100.0%			$35,656,274

††	Represents less than 0.1%.

(a)

Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers. This security has been deemed liquid pursuant to guidelines approved by the Board of Trustees.

(b)

Variable rate security. Interest rate disclosed is as of the most recent information available. Certain variable rate securities are not based on a published reference rate and spread but are determined by the issuer or agent and are based on current market conditions. These securities do not indicate a reference rate and spread in their description above.

(c)	Securities traded on a when-issued or delayed delivery basis.

(d)	Payment-in-kind security for which the issuer has the option at each interest payment date of making interest payments in cash or additional securities.

(e)	Interest rates disclosed represent the effective rates on senior loans. Ranges in interest rates are attributable to multiple contracts under the same loan.

(f)	Senior loans may be considered restricted in that the Fund ordinarily is contractually obligated to receive approval from the agent bank and/or borrower prior to the disposition of a senior loan.

Abbreviation(s) used in this schedule:

CLO	— Collateralized Loan Obligation

LIBOR	— London Interbank Offered Rate

PIK	— Payment-In-Kind

SOFR	— Secured Overnight Financing Rate

USD	— United States Dollar

At March 31, 2022, the Fund had the following open futures contracts:

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Buy:
U.S. Treasury 2-Year Notes	16	6/22	$3,426,168	$3,390,750	$(35,418)
U.S. Treasury 5-Year Notes	113	6/22	13,227,999	12,959,687	(268,312)
					(303,730)
Contracts to Sell:
U.S. Treasury 10-Year Notes	80	6/22	10,060,516	9,830,000	230,516
U.S. Treasury Long-Term Bonds	13	6/22	2,005,768	1,950,813	54,955
U.S. Treasury Ultra 10-Year Notes	9	6/22	1,256,948	1,219,219	37,729

See Notes to Financial Statements.

22	Western Asset Short Duration Income ETF 2022 Annual Report

Western Asset Short Duration Income ETF

	Number of Contracts	Expiration Date	Notional Amount	Market Value	Unrealized Appreciation (Depreciation)
Contracts to Sell continued
U.S. Treasury Ultra Long- Term Bonds	1	6/22	$186,959	$177,125	$9,834
					333,034
Net unrealized appreciation on open futures contracts					$29,304

See Notes to Financial Statements.

Western Asset Short Duration Income ETF 2022 Annual Report	23

Statement of assets and liabilities

March 31, 2022

Assets:
Investments, at value (Cost — $37,364,600)	$35,804,361
Interest receivable	222,071
Deposits with brokers for open futures contracts	136,013
Receivable for securities sold	67,888
Total Assets	36,230,333

Liabilities:
Payable for securities purchased	551,908
Payable to brokers — net variation margin on open futures contracts	14,369
Investment management fee payable	7,782
Total Liabilities	574,059
Total Net Assets	$35,656,274

Net Assets:
Par value	$15
Paid-in capital in excess of par value	38,064,754
Total distributable earnings (loss)	(2,408,495)
Total Net Assets	$35,656,274

Shares Outstanding	1,450,000

Net Asset Value	$24.59

See Notes to Financial Statements.

24	Western Asset Short Duration Income ETF 2022 Annual Report

Statements of operations

For the Period Ended March 31, 2022 and the Year Ended July 31, 2021

	2022†	2021

Investment Income:
Interest	$320,448	$253,280

Expenses:
Investment management fee (Note 2)	46,918	27,146
Net Investment Income	273,530	226,134

Realized and Unrealized Gain (Loss) on Investments, Futures Contracts and Swap Contracts (Notes 1, 3 and 4):
Net Realized Gain (Loss) From:
Investment transactions	(138,882)	64,155
Futures contracts	(67,346)	106,575
Swap contracts	2,279	—
Net Realized Gain (Loss)	(203,949)	170,730
Change in Net Unrealized Appreciation (Depreciation) From:
Investments	(1,844,922)	142,853
Futures contracts	108,030	(41,666)
Change in Net Unrealized Appreciation (Depreciation)	(1,736,892)	101,187
Net Gain (Loss) on Investments, Futures Contracts and Swap Contracts	(1,940,841)	271,917
Increase (Decrease) in Net Assets From Operations	$(1,667,311)	$498,051

†	For the period August 1, 2021 through March 31, 2022.

See Notes to Financial Statements.

Western Asset Short Duration Income ETF 2022 Annual Report	25

Statements of changes in net assets

For the Period Ended March 31, 2022 and the Years Ended July 31,	2022†	2021	2020

Operations:
Net investment income	$273,530	$226,134	$791,681
Net realized gain (loss)	(203,949)	170,730	(868,899)
Change in net unrealized appreciation (depreciation)	(1,736,892)	101,187	(505,819)
Increase (Decrease) in Net Assets From Operations	(1,667,311)	498,051	(583,037)

Distributions to Shareholders From (Note 1):
Total distributable earnings	(248,387)	(239,911)	(969,065)
Decrease in Net Assets From Distributions to Shareholders	(248,387)	(239,911)	(969,065)

Fund Share Transactions:
Net proceeds from sale of shares (700,000, 450,000 and 0 shares issued, respectively)	17,829,137	11,830,154	—
Cost of shares repurchased (0, 0 and 700,000 shares repurchased, respectively)	—	—	(16,594,522)
Increase (Decrease) in Net Assets From Fund Share Transactions	17,829,137	11,830,154	(16,594,522)
Increase (Decrease) in Net Assets	15,913,439	12,088,294	(18,146,624)

Net Assets:
Beginning of period	19,742,835	7,654,541	25,801,165
End of period	$35,656,274	$19,742,835	$7,654,541

†	For the period August 1, 2021 through March 31, 2022.

See Notes to Financial Statements.

26	Western Asset Short Duration Income ETF 2022 Annual Report

Financial highlights

For a share of beneficial interest outstanding throughout each year ended March 31, unless otherwise noted:
	2022[1,2]	2021[1,3]	2020[1,3]	2019[1,4]

Net asset value, beginning of period	$26.32	$25.52	$25.80	$25.00

Income (loss) from operations:
Net investment income	0.29	0.63	0.97	0.48
Net realized and unrealized gain (loss)	(1.74)	0.90	(0.10) [5]	0.72
Total income (loss) from operations	(1.45)	1.53	0.87	1.20

Less distributions from:
Net investment income	(0.28)	(0.73)	(1.04)	(0.40)
Net realized gains	—	—	(0.11)	—
Total distributions	(0.28)	(0.73)	(1.15)	(0.40)

Net asset value, end of period	$24.59	$26.32	$25.52	$25.80
Total return, based on NAV[6]	(5.55)%	6.06%	3.52%	4.82%

Net assets, end of period (000s)	$35,656	$19,743	$7,655	$25,801

Ratios to average net assets:
Gross expenses	0.29%[7]	0.29%	0.29%	0.29%[7]
Net expenses	0.29 [7]	0.29	0.29	0.29 [7]
Net investment income	1.69 [7]	2.42	3.85	3.99 [7]

Portfolio turnover rate[8]	28%	65%	72%	54%

[1]	Per share amounts have been calculated using the average shares method.

[2]	For the period August 1, 2021 through March 31, 2022.

[3]	For the year ended July 31.

[4]	For the period February 7, 2019 (inception date) to July 31, 2019.

[5]

Calculation of the net loss per share (both realized and unrealized) does not correlate to the aggregate realized and unrealized loss presented in the Statement of Operations due to the timing of sales and repurchases of Fund Shares in relation to fluctuating market values of the investments of the Fund.

[6]

Performance figures may reflect fee waivers and/or expense reimbursements. In the absence of fee waivers and/or expense reimbursements, the total return would have been lower. The total return calculation assumes that distributions are reinvested at NAV. Past performance is no guarantee of future results. Total returns for periods of less than one year are not annualized.

[7]	Annualized.

[8]	Portfolio turnover excludes the value of portfolio securities received or delivered as a result of in-kind fund share transactions.

See Notes to Financial Statements.

Western Asset Short Duration Income ETF 2022 Annual Report	27

Notes to financial statements

1. Organization and significant accounting policies

Western Asset Short Duration Income ETF (the “Fund”) is a separate diversified investment series of Legg Mason ETF Investment Trust (the “Trust”). The Trust, a Maryland statutory trust, is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. At a meeting held in September 2021, the Fund’s Board of Trustees approved changing the Fund’s fiscal year end from July 31st to March 31st. This change resulted in a short-period annual report for the eight-month period from August 1, 2021 through March 31, 2022.

The Fund is an actively managed exchange-traded fund (“ETF”). ETFs are funds that trade like other publicly-traded securities. Unlike shares of a mutual fund, which can be bought from and redeemed by the issuing fund by all shareholders at a price based on net asset value (“NAV”), shares of the Fund may be directly purchased from and redeemed by the Fund at NAV solely by certain large institutional investors who have entered into agreements with the Fund’s distributor (“Authorized Participants”). Also unlike shares of a mutual fund, shares of the Fund are listed on a national securities exchange and trade in the secondary market at market prices that change throughout the day.

Shares of the Fund are listed and traded at market prices on NASDAQ. The market price for the Fund’s shares may be different from the Fund’s NAV. The Fund issues and redeems shares at NAV only in blocks of a specified number of shares or multiples thereof (“Creation Units”). Only Authorized Participants may purchase or redeem Creation Units directly with the Fund at NAV. Creation Units generally are issued and redeemed in cash. However, Creation Units may also be issued and redeemed partially in-kind for a basket of securities and partially in cash. Except when aggregated in Creation Units, shares of the Fund are not redeemable securities. Shareholders who are not Authorized Participants may not redeem shares directly from the Fund at NAV.

The Fund seeks current income.

The following are significant accounting policies consistently followed by the Fund and are in conformity with U.S. generally accepted accounting principles (“GAAP”). Estimates and assumptions are required to be made regarding assets, liabilities and changes in net assets resulting from operations when financial statements are prepared. Changes in the economic environment, financial markets and any other parameters used in determining these estimates could cause actual results to differ. Subsequent events have been evaluated through the date the financial statements were issued.

(a) Investment valuation. The valuations for fixed income securities (which may include, but are not limited to, corporate, government, municipal, mortgage-backed, collateralized mortgage obligations and asset-backed securities) and certain derivative instruments are typically the prices supplied by independent third party pricing services, which may use market prices or broker/dealer quotations or a variety of valuation techniques and methodologies. The independent third party pricing services typically use inputs that are

28	Western Asset Short Duration Income ETF 2022 Annual Report

observable such as issuer details, interest rates, yield curves, prepayment speeds, credit risks/spreads, default rates and quoted prices for similar securities. Investments in open-end funds are valued at the closing net asset value per share of each fund on the day of valuation. Futures contracts are valued daily at the settlement price established by the board of trade or exchange on which they are traded. Equity securities for which market quotations are available are valued at the last reported sales price or official closing price on the primary market or exchange on which they trade. When the Fund holds securities or other assets that are denominated in a foreign currency, the Fund will use the currency exchange rates, generally determined as of 4:00 p.m. (London Time). If independent third party pricing services are unable to supply prices for a portfolio investment, or if the prices supplied are deemed by the manager to be unreliable, the market price may be determined by the manager using quotations from one or more broker/dealers or at the transaction price if the security has recently been purchased and no value has yet been obtained from a pricing service or pricing broker. When reliable prices are not readily available, such as when the value of a security has been significantly affected by events after the close of the exchange or market on which the security is principally traded, but before the Fund calculates its net asset value, the Fund values these securities as determined in accordance with procedures approved by the Fund’s Board of Trustees.

The Board of Trustees is responsible for the valuation process and has delegated the supervision of the daily valuation process to the Global Fund Valuation Committee (the “Valuation Committee”). The Valuation Committee, pursuant to the policies adopted by the Board of Trustees, is responsible for making fair value determinations, evaluating the effectiveness of the Fund’s pricing policies, and reporting to the Board of Trustees. When determining the reliability of third party pricing information for investments owned by the Fund, the Valuation Committee, among other things, conducts due diligence reviews of pricing vendors, monitors the daily change in prices and reviews transactions among market participants.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making fair value determinations. Examples of possible methodologies include, but are not limited to, multiple of earnings; discount from market of a similar freely traded security; discounted cash-flow analysis; book value or a multiple thereof; risk premium/yield analysis; yield to maturity; and/or fundamental investment analysis. The Valuation Committee will also consider factors it deems relevant and appropriate in light of the facts and circumstances. Examples of possible factors include, but are not limited to, the type of security; the issuer’s financial statements; the purchase price of the security; the discount from market value of unrestricted securities of the same class at the time of purchase; analysts’ research and observations from financial institutions; information regarding any transactions or offers with respect to the security; the existence of merger proposals or tender offers affecting the security; the price and extent of public trading in similar securities of the issuer or comparable companies; and the existence of a shelf registration for restricted securities.

Western Asset Short Duration Income ETF 2022 Annual Report	29

Notes to financial statements (cont’d)

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board of Trustees, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such back testing monthly and fair valuation occurrences are reported to the Board of Trustees quarterly.

The Fund uses valuation techniques to measure fair value that are consistent with the market approach and/or income approach, depending on the type of security and the particular circumstance. The market approach uses prices and other relevant information generated by market transactions involving identical or comparable securities. The income approach uses valuation techniques to discount estimated future cash flows to present value.

GAAP establishes a disclosure hierarchy that categorizes the inputs to valuation techniques used to value assets and liabilities at measurement date. These inputs are summarized in the three broad levels listed below:

•	Level 1 — quoted prices in active markets for identical investments

•	Level 2 — other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 — significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

The inputs or methodologies used to value securities are not necessarily an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used in valuing the Fund’s assets and liabilities carried at fair value:

ASSETS
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Long-Term Investments†:
Corporate Bonds & Notes	—	$31,629,142	—	$31,629,142
Asset-Backed Securities	—	972,229	—	972,229
U.S. Government & Agency Obligations	—	508,422	—	508,422
Sovereign Bonds	—	285,718	—	285,718
Senior Loans	—	39,939	—	39,939
Total Long-Term Investments	—	33,435,450	—	33,435,450
Short-Term Investments†	—	2,368,911	—	2,368,911
Total Investments	—	$35,804,361	—	$35,804,361

30	Western Asset Short Duration Income ETF 2022 Annual Report

ASSETS (cont’d)
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments:
Futures Contracts††	$333,034	—	—	$333,034
Total	$333,034	$35,804,361	—	$36,137,395

LIABILITIES
Description	Quoted Prices (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Total
Other Financial Instruments:
Futures Contracts††	$303,730	—	—	$303,730

†	See Schedule of Investments for additional detailed categorizations.

††	Reflects the unrealized appreciation (depreciation) of the instruments.

(b) Futures contracts. The Fund uses futures contracts generally to gain exposure to, or hedge against, changes in certain asset classes or in an attempt to increase the Fund’s return. A futures contract represents a commitment for the future purchase or sale of an asset at a specified price on a specified date.

Upon entering into a futures contract, the Fund is required to deposit cash or securities with a broker in an amount equal to a certain percentage of the contract amount. This is known as the ‘‘initial margin’’ and subsequent payments (‘‘variation margin’’) are made or received by the Fund each day, depending on the daily fluctuation in the value of the contract. For certain futures, including foreign denominated futures, variation margin is not settled daily, but is recorded as a net variation margin payable or receivable. The daily changes in contract value are recorded as unrealized appreciation or depreciation in the Statement of Operations and the Fund recognizes a realized gain or loss when the contract is closed.

Futures contracts involve, to varying degrees, risk of loss in excess of the amounts reflected in the financial statements. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market.

(c) Swap agreements. The Fund invests in swaps for the purpose of managing its exposure to interest rate, credit or market risk, or for other purposes. The use of swaps involves risks that are different from those associated with other portfolio transactions. Swap agreements are privately negotiated in the over-the-counter market and may be entered into as a bilateral contract (“OTC Swaps”) or centrally cleared (“Centrally Cleared Swaps”). Unlike Centrally Cleared Swaps, the Fund has credit exposure to the counterparties of OTC Swaps.

In a Centrally Cleared Swap, immediately following execution of the swap, the swap agreement is submitted to a clearinghouse or central counterparty (the “CCP”) and the CCP

Western Asset Short Duration Income ETF 2022 Annual Report	31

Notes to financial statements (cont’d)

becomes the ultimate counterparty of the swap agreement. The Fund is required to interface with the CCP through a broker, acting in an agency capacity. All payments are settled with the CCP through the broker. Upon entering into a Centrally Cleared Swap, the Fund is required to deposit initial margin with the broker in the form of cash or securities.

Swap contracts are marked-to-market daily and changes in value are recorded as unrealized appreciation (depreciation). The daily change in valuation of Centrally Cleared Swaps, if any, is recorded as a net receivable or payable for variation margin on the Statement of Assets and Liabilities. Gains or losses are realized upon termination of the swap agreement. Collateral, in the form of restricted cash or securities, may be required to be held in segregated accounts with the Fund’s custodian in compliance with the terms of the swap contracts. Securities posted as collateral for swap contracts are identified in the Schedule of Investments and restricted cash, if any, is identified on the Statement of Assets and Liabilities. Risks may exceed amounts recorded in the Statement of Assets and Liabilities. These risks include changes in the returns of the underlying instruments, failure of the counterparties to perform under the contracts’ terms, and the possible lack of liquidity with respect to the swap agreements.

OTC Swap payments received or made at the beginning of the measurement period are reflected as a premium or deposit, respectively, on the Statement of Assets and Liabilities. These upfront payments are amortized over the life of the swap and are recognized as realized gain or loss in the Statement of Operations. Net periodic payments received or paid by the Fund are recognized as a realized gain or loss in the Statement of Operations.

The Fund’s maximum exposure in the event of a defined credit event on a credit default swap to sell protection is the notional amount. As of March 31, 2022, the Fund did not hold any credit default swaps to sell protection.

For average notional amounts of swaps held during the period ended March 31, 2022, see Note 4.

Credit default swaps

The Fund enters into credit default swap (“CDS”) contracts for investment purposes, to manage its credit risk or to add leverage. CDS agreements involve one party making a stream of payments to another party in exchange for the right to receive a specified return in the event of a default by a third party, typically corporate or sovereign issuers, on a specified obligation, or in the event of a write-down, principal shortfall, interest shortfall or default of all or part of the referenced entities comprising a credit index. The Fund may use a CDS to provide protection against defaults of the issuers (i.e., to reduce risk where the Fund has exposure to an issuer) or to take an active long or short position with respect to the likelihood of a particular issuer’s default. As a seller of protection, the Fund generally receives an upfront payment or a stream of payments throughout the term of the swap provided that there is no credit event. If the Fund is a seller of protection and a credit event occurs, as defined under the terms of that particular swap agreement, the maximum

32	Western Asset Short Duration Income ETF 2022 Annual Report

potential amount of future payments (undiscounted) that the Fund could be required to make under a CDS agreement would be an amount equal to the notional amount of the agreement. These amounts of potential payments will be partially offset by any recovery of values from the respective referenced obligations. As a seller of protection, the Fund effectively adds leverage to its portfolio because, in addition to its total net assets, the Fund is subject to investment exposure on the notional amount of the swap. As a buyer of protection, the Fund generally receives an amount up to the notional value of the swap if a credit event occurs.

Implied spreads are the theoretical prices a lender receives for credit default protection. When spreads rise, market perceived credit risk rises and when spreads fall, market perceived credit risk falls. The implied credit spread of a particular referenced entity reflects the cost of buying/selling protection and may include upfront payments required to enter into the agreement. Wider credit spreads and decreasing market values, when compared to the notional amount of the swap, represent a deterioration of the referenced entity’s credit soundness and a greater likelihood or risk of default or other credit event occurring as defined under the terms of the agreement. Credit spreads utilized in determining the period end market value of CDS agreements on corporate or sovereign issues are disclosed in the Schedule of Investments and serve as an indicator of the current status of the payment/ performance risk and represent the likelihood or risk of default for credit derivatives. For CDS agreements on asset-backed securities and credit indices, the quoted market prices and resulting values, particularly in relation to the notional amount of the contract as well as the annual payment rate, serve as an indication of the current status of the payment/ performance risk.

The Fund’s maximum risk of loss from counterparty risk, as the protection buyer, is the fair value of the contract (this risk is mitigated by the posting of collateral by the counterparty to the Fund to cover the Fund’s exposure to the counterparty). As the protection seller, the Fund’s maximum risk is the notional amount of the contract. CDS are considered to have credit risk-related contingent features since they require payment by the protection seller to the protection buyer upon the occurrence of a defined credit event.

Entering into a CDS agreement involves, to varying degrees, elements of credit, market and documentation risk in excess of the related amounts recognized on the Statement of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreement may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreement, and that there will be unfavorable changes in net interest rates.

(d) Loan participations. The Fund may invest in loans arranged through private negotiation between one or more financial institutions. The Fund’s investment in any such loan may be in the form of a participation in or an assignment of the loan. In connection with purchasing participations, the Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement related to the loan, or any rights of

Western Asset Short Duration Income ETF 2022 Annual Report	33

Notes to financial statements (cont’d)

off-set against the borrower and the Fund may not benefit directly from any collateral supporting the loan in which it has purchased the participation.

The Fund assumes the credit risk of the borrower, the lender that is selling the participation and any other persons interpositioned between the Fund and the borrower. In the event of the insolvency of the lender selling the participation, the Fund may be treated as a general creditor of the lender and may not benefit from any off-set between the lender and the borrower.

(e) Unfunded loan commitments. The Fund may enter into certain credit agreements where all or a portion of the total amount committed may be unfunded. The Fund is obligated to fund these commitments at the borrower’s discretion. The commitments are disclosed in the accompanying Schedule of Investments. At March 31, 2022, the Fund had sufficient cash and/or securities to cover these commitments.

(f) Securities traded on a when-issued and delayed delivery basis. The Fund may trade securities on a when-issued or delayed delivery basis. In when-issued and delayed delivery transactions, the securities are purchased or sold by the Fund with payment and delivery taking place in the future in order to secure what is considered to be an advantageous price and yield to the Fund at the time of entering into the transaction.

Purchasing such securities involves risk of loss if the value of the securities declines prior to settlement. These securities are subject to market fluctuations and their current value is determined in the same manner as for other securities.

(g) Credit and market risk. The Fund invests in high-yield and emerging market instruments that are subject to certain credit and market risks. The yields of high-yield and emerging market debt obligations reflect, among other things, perceived credit and market risks. The Fund’s investments in securities rated below investment grade typically involve risks not associated with higher rated securities including, among others, greater risk related to timely and ultimate payment of interest and principal, greater market price volatility and less liquid secondary market trading. The consequences of political, social, economic or diplomatic changes may have disruptive effects on the market prices of investments held by the Fund. The Fund’s investments in non-U.S. dollar denominated securities may also result in foreign currency losses caused by devaluations and exchange rate fluctuations.

Investments in securities that are collateralized by real estate mortgages are subject to certain credit and liquidity risks. When market conditions result in an increase in default rates of the underlying mortgages and the foreclosure values of underlying real estate properties are materially below the outstanding amount of these underlying mortgages, collection of the full amount of accrued interest and principal on these investments may be doubtful. Such market conditions may significantly impair the value and liquidity of these investments and may result in a lack of correlation between their credit ratings and values.

34	Western Asset Short Duration Income ETF 2022 Annual Report

(h) Foreign investment risks. The Fund’s investments in foreign securities may involve risks not present in domestic investments. Since securities may be denominated in foreign currencies, may require settlement in foreign currencies or may pay interest or dividends in foreign currencies, changes in the relationship of these foreign currencies to the U.S. dollar can significantly affect the value of the investments and earnings of the Fund. Foreign investments may also subject the Fund to foreign government exchange restrictions, expropriation, taxation or other political, social or economic developments, all of which affect the market and/or credit risk of the investments.

(i) Counterparty risk and credit-risk-related contingent features of derivative instruments. The Fund may invest in certain securities or engage in other transactions where the Fund is exposed to counterparty credit risk in addition to broader market risks. The Fund may invest in securities of issuers, which may also be considered counterparties as trading partners in other transactions. This may increase the risk of loss in the event of default or bankruptcy by the counterparty or if the counterparty otherwise fails to meet its contractual obligations. The Fund’s subadviser attempts to mitigate counterparty risk by (i) periodically assessing the creditworthiness of its trading partners, (ii) monitoring and/or limiting the amount of its net exposure to each individual counterparty based on its assessment and (iii) requiring collateral from the counterparty for certain transactions. Market events and changes in overall economic conditions may impact the assessment of such counterparty risk by the subadviser. In addition, declines in the values of underlying collateral received may expose the Fund to increased risk of loss.

With exchange traded and centrally cleared derivatives, there is less counterparty risk to the Fund since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, the credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, the Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default of the clearing broker or clearinghouse.

The Fund has entered into master agreements, such as an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement, with certain of its derivative counterparties that govern over-the-counter (“OTC”) derivatives and provide for general obligations, representations, agreements, collateral posting terms, netting provisions in the event of default or termination and credit related contingent features. The credit related contingent features include, but are not limited to, a percentage decrease in the Fund’s net assets or net asset value per share over a specified period of time. If these credit related contingent features were triggered, the derivatives counterparty could terminate the positions and demand payment or require additional collateral.

Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with

Western Asset Short Duration Income ETF 2022 Annual Report	35

Notes to financial statements (cont’d)

collateral held and/or posted and create one single net payment. However, absent an event of default by the counterparty or a termination of the agreement, the terms of the ISDA Master Agreements do not result in an offset of reported amounts of financial assets and financial liabilities in the Statement of Assets and Liabilities across transactions between the Fund and the applicable counterparty. The enforceability of the right to offset may vary by jurisdiction.

Collateral requirements differ by type of derivative. Collateral or margin requirements are set by the broker or exchange clearinghouse for exchange traded derivatives while collateral terms are contract specific for OTC traded derivatives. Cash collateral that has been pledged to cover obligations of the Fund under derivative contracts, if any, will be reported separately in the Statement of Assets and Liabilities. Securities pledged as collateral, if any, for the same purpose are noted in the Schedule of Investments.

As of March 31, 2022, the Fund did not have any open OTC derivative transactions with credit related contingent features in a net liability position.

(j) Security transactions and investment income. Security transactions are accounted for on a trade date basis. Interest income (including interest income from payment-in-kind securities), adjusted for amortization of premium and accretion of discount, is recorded on the accrual basis. Paydown gains and losses on mortgage- and asset-backed securities are recorded as adjustments to interest income. Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. The cost of investments sold is determined by use of the specific identification method. To the extent any issuer defaults or a credit event occurs that impacts the issuer, the Fund may halt any additional interest income accruals and consider the realizability of interest accrued up to the date of default or credit event.

(k) Distributions to shareholders. Distributions from net investment income are declared and paid monthly. Distributions of net realized gains, if any, are declared at least annually. Distributions to shareholders of the Fund are recorded on the ex-dividend date and are determined in accordance with income tax regulations, which may differ from GAAP.

(l) Federal and other taxes. It is the Fund’s policy to comply with the federal income and excise tax requirements of the Internal Revenue Code of 1986 (the “Code”), as amended, applicable to regulated investment companies. Accordingly, the Fund intends to distribute its taxable income and net realized gains, if any, to shareholders in accordance with timing requirements imposed by the Code. Therefore, no federal or state income tax provision is required in the Fund’s financial statements.

Management has analyzed the Fund’s tax positions taken on income tax returns for all open tax years and has concluded that as of March 31, 2022, no provision for income tax is required in the Fund’s financial statements. The Fund’s federal and state income and federal

36	Western Asset Short Duration Income ETF 2022 Annual Report

excise tax returns for tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service and state departments of revenue.

(m) Reclassification. GAAP requires that certain components of net assets be reclassified to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset value per share. During the current period, the Fund had no reclassifications.

2. Investment management agreement and other transactions with affiliates

Legg Mason Partners Fund Advisor, LLC (“LMPFA”) is the Fund’s investment manager. Western Asset Management Company, LLC (“Western Asset”), is the Fund’s subadviser and Western Asset Management Company Pte. Ltd. in Singapore (“Western Asset Singapore”), Western Asset Management Company Ltd in Japan (“Western Asset Japan”) and Western Asset Management Company Limited in London (“Western Asset London”) are the Fund’s sub-subadvisers. LMPFA, Western Asset, Western Asset Singapore, Western Asset Japan and Western Asset London are indirect, wholly-owned subsidiaries of Franklin Resources, Inc. (“Franklin Resources”).

LMPFA provides administrative and certain oversight services to the Fund. LMPFA delegates to the subadviser the day-to-day portfolio management of the Fund. The Fund is responsible for paying interest expenses, taxes, brokerage expenses, future 12b-1 fees (if any), acquired fund fees and expenses, extraordinary expenses and the management fee payable to LMPFA under the investment management agreement.

Under the investment management agreement and subject to the general supervision of the Fund’s Board of Trustees, LMPFA provides or causes to be furnished all investment management, supervisory, administrative and other services reasonably necessary for the operation of the Fund, including certain distribution services (provided pursuant to a separate distribution agreement) and investment advisory services (provided pursuant to separate subadvisory agreements) under a unitary fee structure. The Fund pays an investment management fee, calculated daily and paid monthly, at an annual rate of 0.29% of the Fund’s average daily net assets.

As compensation for its subadvisory services, LMPFA pays monthly 70% of the management fee paid by the Fund to LMPFA, net of (i) all fees and expenses incurred by LMPFA under the investment management agreement (including without limitation any subadvisory fee paid to another subadviser to the Fund) and (ii) expense waivers, if any, and reimbursements. Western Asset pays Western Asset Singapore, Western Asset Japan and Western Asset London a monthly subadvisory fee in an amount equal to 100% of the management fee paid to Western Asset on the assets that Western Asset allocates to each such non-U.S. subadviser to manage.

Western Asset Short Duration Income ETF 2022 Annual Report	37

Notes to financial statements (cont’d)

Franklin Distributors, LLC (“Franklin Distributors”) serves as the distributor of Creation Units for the Fund on an agency basis. Franklin Distributors is an indirect, wholly-owned broker-dealer subsidiary of Franklin Resources.

The Fund’s Board of Trustees has adopted a Rule 12b-1 shareholder services and distribution plan and under that plan, the Fund is authorized to pay service and/or distribution fees calculated at an annual rate of up to 0.25% of its average daily net assets. No service and/or distribution fees are currently paid by the Fund, and there are no current plans to impose these fees.

All officers and one Trustee of the Trust are employees of Franklin Resources or its affiliates and do not receive compensation from the Trust.

3. Investments

During the period ended March 31, 2022, the aggregate cost of purchases and proceeds from sales of investments (excluding in-kind transactions and short-term investments) and U.S. Government & Agency Obligations were as follows:

	Investments	U.S. Government & Agency Obligations
Purchases	$20,672,446	$2,526,138
Sales	4,554,250	2,097,412

During the period ended March 31, 2022, there were no in-kind transactions (Note 5).

At March 31, 2022, the aggregate cost of investments and the aggregate gross unrealized appreciation and depreciation of investments for federal income tax purposes were as follows:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation (Depreciation)
Securities	$37,372,331	$7,748	$(1,575,718)	$(1,567,970)
Futures contracts	—	333,034	(303,730)	29,304

4. Derivative instruments and hedging activities

Below is a table, grouped by derivative type, that provides information about the fair value and the location of derivatives within the Statement of Assets and Liabilities at March 31, 2022.

ASSET DERIVATIVES[1]
Interest Rate Risk
Futures contracts[2]	$333,034

38	Western Asset Short Duration Income ETF 2022 Annual Report

LIABILITY DERIVATIVES[1]
Interest Rate Risk
Futures contracts[2]	$303,730

[1]	Generally, the balance sheet location for asset derivatives is receivables/net unrealized appreciation and for liability derivatives is payables/net unrealized depreciation.

[2]

Includes cumulative unrealized appreciation (depreciation) of futures contracts as reported in the Schedule of Investments. Only net variation margin is reported within the receivables and/or payables on the Statement of Assets and Liabilities.

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period ended March 31, 2022. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
	Interest Rate Risk	Credit Risk	Total
Futures contracts	$(67,346)	—	$(67,346)
Swap contracts	—	$2,279	2,279
Total	$(67,346)	$2,279	$(65,067)

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Interest Rate Risk
Futures contracts	$108,030

The following tables provide information about the effect of derivatives and hedging activities on the Fund’s Statement of Operations for the period ended July 31, 2021. The first table provides additional detail about the amounts and sources of gains (losses) realized on derivatives during the period. The second table provides additional information about the change in unrealized appreciation (depreciation) resulting from the Fund’s derivatives and hedging activities during the period.

AMOUNT OF REALIZED GAIN (LOSS) ON DERIVATIVES RECOGNIZED
Interest Rate Risk
Futures contracts	$106,575

CHANGE IN UNREALIZED APPRECIATION (DEPRECIATION) ON DERIVATIVES RECOGNIZED
Interest Rate Risk
Futures contracts	$(41,666)

Western Asset Short Duration Income ETF 2022 Annual Report	39

Notes to financial statements (cont’d)

During the period ended March 31, 2022, the volume of derivative activity for the Fund was as follows:

Average Market Value
Futures contracts (to buy)	$9,433,988
Futures contracts (to sell)	7,875,611

Average Notional Balance
Credit default swap contracts (sell protection)	$80,000

5. Fund share transactions

At March 31, 2022, the Trust had an unlimited number of shares of beneficial interest authorized with a par value of $0.00001 per share. Fund shares are issued and redeemed by the Fund only in Creation Units or Creation Unit aggregations, where 50,000 shares of the Fund constitute a Creation Unit. Such transactions are generally on a cash basis. However, Creation Units may also be issued and redeemed partially in-kind for a basket of securities and partially in cash. Transactions in capital shares of the Fund are disclosed in detail in the Statement of Changes in Net Assets. Authorized Participants are subject to standard creation and redemption transaction fees to offset transfer and other transaction costs associated with the issuance and redemption of Creation Units. Creations and redemptions for cash (when cash creations and redemptions are available or specified) may be subject to an additional variable fee.

6. Redemption facility

On February 4, 2022, the Fund, together with other U.S. registered and foreign investment funds (collectively, the “Borrowers”) managed by Franklin Resources or its affiliates, became a borrower in a joint syndicated senior unsecured credit facility totaling $2.675 billion (the “Global Credit Facility”). The Global Credit Facility provides a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests. Unless renewed, the Global Credit Facility will terminate on February 3, 2023.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all the Borrowers, including an annual commitment fee of 0.15% based upon the unused portion of the Global Credit Facility. These fees are reflected in the Statement of Operations. The Fund did not utilize the Global Credit Facility during the year ended March 31, 2022.

40	Western Asset Short Duration Income ETF 2022 Annual Report

7. Income tax information and distributions to shareholders

The tax character of distributions paid during the fiscal period ended March 31 and the fiscal years ended July 31, 2021 and 2020, was as follows:

	2022	2021	2020
Distributions paid from:
Ordinary income	$248,387	$239,911	$969,065

As of March 31, 2022, the components of distributable earnings (loss) on a tax basis were as follows:

Undistributed ordinary income — net	$51,748
Deferred capital losses*	(890,097)
Other book/tax temporary differences(a)	(31,480)
Unrealized appreciation (depreciation)(b)	(1,538,666)
Total distributable earnings (loss) — net	$(2,408,495)

*

These capital losses have been deferred in the current year as either short-term or long-term losses. The losses will be deemed to occur on the first day of the next taxable year in the same character as they were originally deferred and will be available to offset future taxable capital gains.

(a)	Other book/tax temporary differences are attributable to the tax deferral of losses on straddles and the realization for tax purposes of unrealized gains (losses) on certain futures contracts.

(b)	The difference between book-basis and tax-basis unrealized appreciation (depreciation) is attributable to the tax deferral of losses on wash sales.

8. Geopolitical risk

On February 24, 2022, Russia engaged in military actions in the sovereign territory of Ukraine. The current political and financial uncertainty surrounding Russia and Ukraine may increase market volatility and the economic risk of investing in securities in these countries and may also cause uncertainty for the global economy and broader financial markets. The ultimate fallout and long-term impact from these events are not known. The Fund will continue to assess the impact on valuations and liquidity and will take any potential actions needed in accordance with procedures approved by the Board of Trustees.

9. Recent accounting pronouncement

In March 2020, the Financial Accounting Standards Board (FASB) issued Accounting Standards Update (ASU) No. 2020-04, Reference Rate Reform (Topic 848) — Facilitation of the Effects of Reference Rate Reform on Financial Reporting. In January 2021, the FASB issued ASU No. 2021-01, with further amendments to Topic 848. The amendments in the ASUs provide optional temporary accounting recognition and financial reporting relief from the effect of certain types of contract modifications due to the planned discontinuation of the LIBOR and other interbank-offered based reference rates as of the end of 2021 and 2023. The ASUs are effective for certain reference rate-related contract modifications that occur during the period March 12, 2020 through December 31, 2022. Management has

Western Asset Short Duration Income ETF 2022 Annual Report	41

Notes to financial statements (cont’d)

reviewed the requirements and believes the adoption of these ASUs will not have a material impact on the financial statements.

10. Other matters

The outbreak of the respiratory illness COVID-19 (commonly referred to as “coronavirus”) has continued to rapidly spread around the world, causing considerable uncertainty for the global economy and financial markets. The ultimate economic fallout from the pandemic, and the long-term impact on economies, markets, industries and individual issuers, are not known. The COVID-19 pandemic could adversely affect the value and liquidity of the Fund’s investments, impair the Fund’s ability to satisfy redemption requests, and negatively impact the Fund’s performance. In addition, the outbreak of COVID-19, and measures taken to mitigate its effects, could result in disruptions to the services provided to the Fund by its service providers.

*  *  *

The Fund’s investments, payment obligations, and financing terms may be based on floating rates, such as the London Interbank Offered Rate, or “LIBOR,” which is the offered rate for short-term Eurodollar deposits between major international banks. On March 5, 2021, the ICE Benchmark Administration, the administrator of LIBOR, stated that it will cease the publication of the overnight and one-, three-, six- and twelve-month USD LIBOR settings immediately following the LIBOR publication on Friday, June 30, 2023. All other LIBOR settings, including the one-week and two-month USD LIBOR settings, have ceased publication as of January 1, 2022. There remains uncertainty regarding the nature of any replacement rate and the impact of the transition from LIBOR on the Fund’s transactions and the financial markets generally. As such, the potential effect of a transition away from LIBOR on the Fund or the Fund’s investments cannot yet be determined.

42	Western Asset Short Duration Income ETF 2022 Annual Report

Report of independent registered public accounting firm

To the Board of Trustees of Legg Mason ETF Investment Trust and Shareholders of Western Asset Short Duration Income ETF

Opinion on the Financial Statements

We have audited the accompanying statement of assets and liabilities, including the schedule of investments, of Western Asset Short Duration Income ETF (one of the funds constituting Legg Mason ETF Investment Trust, referred to hereafter as the “Fund”) as of March 31, 2022, the related statement of operations for the period August 1, 2021 through March 31, 2022 and the year ended July 31, 2021, the statement of changes in net assets for the period August 1, 2021 through March 31, 2022 and each of the two years in the period ended July 31, 2021, including the related notes, and the financial highlights for the period August 1, 2021 through March 31, 2022, each of the each of the two years in the period ended July 31, 2021 and the period February 7, 2019 (inception date) to July 31, 2019 (collectively referred to as the “financial statements”). In our opinion, the financial statements present fairly, in all material respects, the financial position of the Fund as of March 31, 2022, the results of its operations for the period August 1, 2021 through March 31, 2022 and the year ended July 31, 2021, the changes in its net assets for the period August 1, 2021 through March 31, 2022 and each of the two years in the period ended July 31, 2021, and the financial highlights for period August 1, 2021 through March 31, 2022, each of the each of the two years in the period ended July 31, 2021 and the period February 7, 2019 (inception date) to July 31, 2019 in conformity with accounting principles generally accepted in the United States of America.

Basis for Opinion

These financial statements are the responsibility of the Fund’s management. Our responsibility is to express an opinion on the Fund’s financial statements based on our audits. We are a public accounting firm registered with the Public Company Accounting Oversight Board (United States) (PCAOB) and are required to be independent with respect to the Fund in accordance with the U.S. federal securities laws and the applicable rules and regulations of the Securities and Exchange Commission and the PCAOB.

We conducted our audits of these financial statements in accordance with the standards of the PCAOB. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement, whether due to error or fraud.

Our audits included performing procedures to assess the risks of material misstatement of the financial statements, whether due to error or fraud, and performing procedures that respond to those risks. Such procedures included examining, on a test basis, evidence regarding the amounts and disclosures in the financial statements. Our audits also included evaluating the accounting principles used and significant estimates made by management, as well as evaluating the overall presentation of the financial statements. Our procedures included confirmation of securities owned as of March 31, 2022 by correspondence with the custodian and brokers; when replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California

May 19, 2022

We have served as the auditor of one or more investment companies in the Franklin Templeton Group of Funds since 1948.

Western Asset Short Duration Income ETF 2022 Annual Report	43

Statement regarding liquidity risk management program (unaudited)

Each of the Funds has adopted and implemented a written Liquidity Risk Management Program (the “LRMP”) as required by Rule 22e-4 under the Investment Company Act of 1940 (the “Liquidity Rule”). The LRMP is designed to assess and manage each Fund’s liquidity risk, which is defined as the risk that the Fund could not meet requests to redeem shares issued by the Fund without significant dilution of remaining investors’ interests in the Fund. In accordance with the Liquidity Rule, the LRMP includes policies and procedures that provide for: (1) assessment, management, and review (no less frequently than annually) of each Fund’s liquidity risk; (2) classification of each Fund’s portfolio holdings into one of four liquidity categories (Highly Liquid, Moderately Liquid, Less Liquid, and Illiquid); (3) for Funds that do not primarily hold assets that are Highly Liquid, establishing and maintaining a minimum percentage of the Fund’s net assets in Highly Liquid investments (called a “Highly Liquid Investment Minimum” or “HLIM”); and (4) prohibiting the Fund’s acquisition of Illiquid investments that would result in the Fund holding more than 15% of its net assets in Illiquid assets. The LRMP also requires reporting to the Securities and Exchange Commission (“SEC”) (on a non-public basis) and to the Board if the Fund’s holdings of Illiquid assets exceed 15% of the Fund’s net assets. Funds with HLIMs must have procedures for addressing HLIM shortfalls, including reporting to the Board and, with respect to HLIM shortfalls lasting more than seven consecutive calendar days, reporting to the SEC (on a non-public basis).

The Funds’ Board of Trustees approved the appointment of the Director of Liquidity Risk within the Investment Risk Management Group (the “IRMG”) as the Administrator of the LRMP. The IRMG maintains the Investment Liquidity Committee (the “ILC”) to provide oversight and administration of policies and procedures governing liquidity risk management for FT products and portfolios. The ILC includes representatives from Franklin Templeton’s Risk, Trading, Global Compliance, Legal, Investment Compliance, Investment Operations, Valuation Committee, Product Management and Global Product Strategy.

In assessing and managing each Fund’s liquidity risk, the ILC considers, as relevant, a variety of factors, including (i) the Fund’s investment strategy and the liquidity of its portfolio investments during both normal and reasonably foreseeable stressed conditions; (ii) its short and long-term cash flow projections; (iii) its cash holdings and access to other funding sources including the Funds’ interfund lending facility and line of credit; (iv) the relationship between the Fund’s portfolio liquidity and the way in which, and the prices and spread at which, Fund shares trade, including the efficiency of the arbitrage function and the level of active participation by market participants, including authorized participants and (v) the effect of the composition of baskets on the overall liquidity of the Fund’s portfolio. Classification of the Fund’s portfolio holdings in the four liquidity categories is based on the number of days it is reasonably expected to take to convert the investment to cash (for Highly Liquid and Moderately Liquid holdings) or sell or dispose of the investment (for Less

44	Western Asset Short Duration Income ETF

Liquid and Illiquid investments), in current market conditions without significantly changing the investment’s market value.

The Fund primarily holds liquid assets that are defined under the Liquidity Rule as “Highly Liquid Investments,” and therefore is not required to establish an HLIM. Highly Liquid Investments are defined as cash and any investment reasonably expected to be convertible to cash in current market conditions in three business days or less without the conversion to cash significantly changing the market value of the investment.

Western Asset Short Duration Income ETF	45

Additional information (unaudited)

Information about Trustees and Officers

The business and affairs of Western Asset Short Duration Income ETF (the “Fund”) are conducted by management under the supervision and subject to the direction of its Board of Trustees. The business address of each Trustee is One Franklin Parkway, San Mateo, California 94403-1906. Information pertaining to the Trustees and officers of the Fund is set forth below.

The Statement of Additional Information includes additional information about Trustees and is available, without charge, upon request by calling the Fund at 1-877-721-1926.

Independent Trustees†

Rohit Bhagat

Year of birth	1964
Position(s) with Trust	Lead Independent Trustee
Term of office[1] and length of time served[2]	Since July 2021
Principal occupation(s) during the past five years	Managing Member, Mukt Capital, LLC (private investment firm) (2014-present); Advisor, Optimal Asset Management (investment technology and advisory services company) (2015- present); and formerly, Chairman, Asia Pacific, BlackRock (2009- 2012); Global Chief Operating Officer, Barclays Global Investors (investment management) (2005-2009); and Senior Partner, The Boston Consulting Group (management consulting) (1992-2005)
Number of funds in fund complex overseen by Trustee	58
Other Directorships held by Trustee during the past five years	AssetMark Financial Holdings, Inc. (investment solutions) (2018- present) and PhonePe (payment and financial services) (2020- present); and formerly, Axis Bank (financial) (2013-2021), FlipKart Limited (eCommerce company) (2019-2020), CapFloat Financial Services Pvt., Ltd. (non-banking finance company) (2018) and Zentific Investment Management (hedge fund) (2015-2018)

Deborah D. McWhinney

Year of birth	1955
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since July 2021
Principal occupation(s) during the past five years	Director of various companies; and formerly, Board Member, Lloyds Banking Group (2015-2018) (financial institution) and Fresenius Medical Group (2016-2018) (healthcare); Chief Executive Officer (2013-2014) and Chief Operating Officer (2011- 2013), CitiGroup Global Enterprise Payments (financial services); and President, Citi’s Personal Banking and Wealth Management (2009-2011)
Number of funds in fund complex overseen by Trustee	58
Other Directorships held by Trustee during the past five years	IHS Markit (information services) (2015-present), Borg Warner (automotive) (2018-present) and LegalShield (consumer services) (2020-present); and formerly, Fluor Corporation (construction and engineering) (2014-2020) and Focus Financial Partners, LLC (financial services) (2018-2020)

46	Western Asset Short Duration Income ETF

Independent Trustees† (cont’d)

Anantha K. Pradeep

Year of birth	1963
Position(s) with Trust	Trustee
Term of office[1] and length of time served[2]	Since July 2021
Principal occupation(s) during the past five years	Chief Executive Officer, Smilable, Inc. (technology company) (2014-present); Chief Executive Officer, MachineVantage (technology company) (2018-present); Founder and Managing Partner, Consult Meridian, LLC (consulting company) (2009- present); and formerly, Founder, BoardVantage (board portal solutions provider delivering paperless process for boards and leadership) (2000-2002)
Number of funds in fund complex overseen by Trustee	58
Other Directorships held by Trustee during the past five years	None

Interested Trustee and Officer

Jennifer M. Johnson[3]

Year of birth	1964
Position(s) with Trust	Trustee and Chairperson of the Board
Term of office[1] and length of time served[2]	Since July 2021
Principal occupation(s) during the past five years	Chief Executive Officer, President and Director, Franklin Resources, Inc.; officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of eight of the investment companies in Franklin Templeton; and formerly, Chief Operating Officer and Executive Vice President, Franklin Resources, Inc. (1994-2015); Executive Vice President of Operations and Technology, Franklin Resources, Inc. (2005-2010); and Senior Vice President, Franklin Resources, Inc. (2003-2005)
Number of funds in fund complex overseen by Trustee	69
Other Directorships held by Trustee during the past five years	None

Additional Officers

Alison E. Baur

Franklin Templeton

One Franklin Parkway, San Mateo, CA 94403-1906
Year of birth	1964
Position(s) with Trust	Vice President
Term of office[1] and length of time served[2]	Since July 2021
Principal occupation(s) during the past five years	Deputy General Counsel, Franklin Templeton; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 43 of the investment companies in Franklin Templeton

Western Asset Short Duration Income ETF	47

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers (cont’d)

Fred Jensen

Franklin Templeton

620 Eighth Avenue, 47th Floor, New York, NY 10018
Year of birth	1963
Position(s) with Trust	Chief Compliance Officer
Term of office[1] and length of time served[2]	Since July 2021
Principal occupation(s) during the past five years	Director - Global Compliance of Franklin Templeton (since 2020); Managing Director of Legg Mason & Co. (2006 to 2020); Director of Compliance, Legg Mason Office of the Chief Compliance Officer (2006 to 2020); formerly, Chief Compliance Officer of Legg Mason Global Asset Allocation (prior to 2014); Chief Compliance Officer of Legg Mason Private Portfolio Group (prior to 2013); formerly, Chief Compliance Officer of The Reserve Funds (investment adviser, funds and broker-dealer) (2004) and Ambac Financial Group (investment adviser, funds and broker-dealer) (2000 to 2003)

Harris Goldblat

Franklin Templeton

100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1969
Position(s) with Trust	Vice President and Assistant Secretary
Term of office[1] and length of time served[2]	Since July 2021
Principal occupation(s) during the past five years	Associate General Counsel to Franklin Templeton (since 2020); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); formerly, Managing Director and Associate General Counsel of Legg Mason & Co. (2005 to 2020)

Steven J. Gray

Franklin Templeton

One Franklin Parkway, San Mateo, CA 94403-1906
Year of birth	1955
Position(s) with Trust	Vice President
Term of office[1] and length of time served[2]	Since July 2021
Principal occupation(s) during the past five years	Senior Associate General Counsel, Franklin Templeton; Vice President, Franklin Templeton Distributors, Inc. and FASA, LLC; and officer of 43 of the investment companies in Franklin Templeton

48	Western Asset Short Duration Income ETF

Additional Officers (cont’d)

Matthew T. Hinkle

Franklin Templeton

One Franklin Parkway, San Mateo, CA 94403-1906
Year of birth	1971
Position(s) with Trust	Chief Executive Officer – Finance and Administration
Term of office[1] and length of time served[2]	Since July 2021
Principal occupation(s) during the past five years	Senior Vice President, Franklin Templeton Services, LLC; officer of 43 of the investment companies in Franklin Templeton; and formerly, Vice President, Global Tax (2012-April 2017) and Treasurer/Assistant Treasurer, Franklin Templeton (2009-2017)

Susan Kerr

Franklin Templeton

620 Eighth Avenue, 47th Floor, New York, NY 10018
Year of birth	1949
Position(s) with Trust	Vice President – AML Compliance
Term of office[1] and length of time served[2]	Since July 2021
Principal occupation(s) during the past five years	Senior Compliance Analyst, Franklin Templeton (since 2020); Chief Anti-Money Laundering Compliance Officer of certain funds associated with Legg Mason & Co. or its affiliates (since 2013) and Anti-Money Laundering Compliance Officer (since 2012), Senior Compliance Officer (since 2011) and Assistant Vice President (since 2010) of Franklin Distributors, LLC; formerly, Assistant Vice President of Legg Mason & Co. (2010 to 2020)

Thomas C. Mandia

Franklin Templeton

100 First Stamford Place, 6th Floor, Stamford, CT 06902
Year of birth	1962
Position(s) with Trust	Vice President and Assistant Secretary
Term of office[1] and length of time served[2]	Since July 2021
Principal occupation(s) during the past five years	Senior Associate General Counsel to Franklin Templeton (since 2020); Secretary of LMPFA (since 2006); Assistant Secretary of certain funds associated with Legg Mason & Co. or its affiliates (since 2006); Secretary of LMAS (since 2002) and LMFAM (formerly registered investment advisers) (since 2013); formerly, Managing Director and Deputy General Counsel of Legg Mason & Co. (2005 to 2020)

Western Asset Short Duration Income ETF	49

Additional information (unaudited) (cont’d)

Information about Trustees and Officers

Additional Officers (cont’d)

Patrick O’Connor

Franklin Templeton

One Franklin Parkway, San Mateo, CA 94403-1906
Year of birth	1967
Position(s) with Trust	President and Chief Executive Officer – Investment
Management
Term of office[1] and length of time served[2]	Since July 2021
Principal occupation(s) during the past five years	President and Chief Investment Officer, Franklin Advisory Services, LLC; Senior Vice President, Franklin Advisers, Inc.; officer of five of the investment companies in Franklin Templeton; and formerly, Managing Director, Head of iShares Product Canada, BlackRock (1998-2014)

Vivek Pai

Franklin Templeton

300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923
Year of birth	1970
Position(s) with Trust	Treasurer, Chief Financial Officer and Chief Accounting Officer
Term of office[1] and length of time served[2]	Since July 2021
Principal occupation(s) during the past five years	Treasurer, U.S. Fund Administration & Reporting and officer of five of the investment companies in Franklin Templeton

Navid J. Tofigh

Franklin Templeton

One Franklin Parkway, San Mateo, CA 94403-1906
Year of birth	1972
Position(s) with Trust	Vice President and Secretary
Term of office[1] and length of time served[2]	Since July 2021
Principal occupation(s) during the past five years	Associate General Counsel and officer of 43 of the investment companies in Franklin Templeton

Craig S. Tyle

Franklin Templeton

One Franklin Parkway, San Mateo, CA 94403-1906
Year of birth	1960
Position(s) with Trust	Vice President
Term of office[1] and length of time served[2]	Since July 2021
Principal occupation(s) during the past five years	General Counsel and Executive Vice President, Franklin Resources, Inc.; and officer of some of the other subsidiaries of Franklin Resources, Inc. and of 43 of the investment companies in Franklin Templeton

50	Western Asset Short Duration Income ETF

Additional Officers (cont’d)

Lori A. Weber

Franklin Templeton

300 S.E. 2nd Street, Fort Lauderdale, FL 33301-1923
Year of birth	1964
Position(s) with Trust	Vice President
Term of office[1] and length of time served[2]	Since July 2021
Principal occupation(s) during the past five years	Senior Associate General Counsel, Franklin Templeton; Assistant Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton Investment Counsel, LLC; and officer of 43 of the investment companies in Franklin Templeton

†	Trustees who are not “interested persons” of the Fund within the meaning of Section 2(a)(19) of the Investment Company Act of 1940, as amended (the “1940 Act”).

[1]	Each Trustee and officer serves until his or her respective successor has been duly elected and qualified or until his or her earlier death, resignation, retirement or removal.

[2]	Indicates the earliest year in which the Trustee became a board member for a fund in the Legg Mason fund complex or the officer took such office.

[3]	Ms. Johnson is an “interested person” of the Fund, as defined in the 1940 Act, because of her position with LMPFA and/or certain of its affiliates.

Western Asset Short Duration Income ETF	51

Important tax information (unaudited)

By mid-February, tax information related to a shareholder’s proportionate share of distributions paid during the preceding calendar year will be received, if applicable. Please also refer to www.franklintempleton.com for per share tax information related to any distributions paid during the preceding calendar year. Shareholders are advised to consult with their tax advisors for further information on the treatment of these amounts on their tax returns.

52	Western Asset Short Duration Income ETF

Western Asset

Short Duration Income ETF

Trustees

Rohit Bhagat

Deborah D. McWhinney

Anantha K. Pradeep

Jennifer M. Johnson

Chair

Investment manager

Legg Mason Partners Fund Advisor, LLC

Subadvisers

Western Asset Management Company, LLC

Western Asset Management Company Limited

Western Asset Management Company Ltd

Western Asset Management Company Pte. Ltd.

Custodian

The Bank of New York Mellon

Transfer agent

The Bank of New York Mellon

240 Greenwich Street

New York, NY 10286

Independent registered public accounting firm

PricewaterhouseCoopers LLP Baltimore, MD

Western Asset Short Duration Income ETF

The Fund is a separate investment series of Legg Mason ETF Investment Trust, a Maryland statutory trust.

Western Asset Short Duration Income ETF

Legg Mason Funds

620 Eighth Avenue, 47th Floor

New York, NY 10018

The Fund files its complete schedule of portfolio holdings with the Securities and Exchange Commission (“SEC”) for the first and third quarters of each fiscal year as an exhibit to its reports on Form N-PORT. The Fund’s Forms N-PORT are available on the SEC’s website at www.sec.gov. To obtain information on Form N-PORT, shareholders can call the Fund at 1-877-721-1926.

Information on how the Fund voted proxies relating to portfolio securities during the prior 12-month period ended June 30th of each year and a description of the policies and procedures that the Fund uses to determine how to vote proxies related to portfolio transactions are available (1) without charge, upon request, by calling the Fund at 1-877-721-1926, (2) at www.franklintempleton.com and (3) on the SEC’s website at www.sec.gov.

This report is submitted for the general information of the shareholders of Western Asset Short Duration Income ETF. This report is not authorized for distribution to prospective investors in the Fund unless preceded or accompanied by a current prospectus.

Investors should consider the Fund’s investment objectives, risks, charges and expenses carefully before investing. The prospectus contains this and other important information about the Fund. Please read the prospectus carefully before investing.

www.franklintempleton.com

© 2022 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

www.franklintempleton.com

© 2022 Franklin Distributors, LLC, Member FINRA/SIPC. All rights reserved.

ETFF542460 5/22 SR22-4404

ITEM 2.	CODE OF ETHICS.

The registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The Board of Trustees of the registrant has determined that Rohit Bhagat possesses the technical attributes identified in Instruction 2(b) of Item 3 to Form N-CSR to qualify as an “audit committee financial expert,” and has designated Rohit Bhagat as the Audit Committee’s financial expert. Rohit Bhagat is an “independent” Trustees pursuant to paragraph (a)(2) of Item 3 to Form N-CSR.

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

a) Audit Fees. The aggregate fees billed in the previous fiscal year and the current fiscal year March 31, 2022 (the “Reporting Periods”) for professional services rendered by the Registrant’s principal accountant (the “Auditor”) for the audit of the Registrant’s annual financial statements, or services that are normally provided by the Auditor in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were $203,200 in the previous fiscal year and $146,240 in March 31, 2022.

b) Audit-Related Fees. The aggregate fees billed in the Reporting Period for assurance and related services by the Auditor that are reasonably related to the performance of the Registrant’s financial statements were $0 in the previous fiscal year and $0 in March 31, 2022.

(c) Tax Fees. The aggregate fees billed in the Reporting Periods for professional services rendered by the Auditor for tax compliance, tax advice and tax planning (“Tax Services”) were $71,000 in the previous fiscal year and $82,000 in March 31, 2022. These services consisted of (i) review or preparation of U.S. federal, state, local and excise tax returns; (ii) U.S. federal, state and local tax planning, advice and assistance regarding statutory, regulatory or administrative developments, and (iii) tax advice regarding tax qualification matters and/or treatment of various financial instruments held or proposed to be acquired or held.

There were no fees billed for tax services by the Auditors to service affiliates during the Reporting Periods that required pre-approval by the Audit Committee.

d) All Other Fees.

The aggregate fees billed in the Reporting Periods for products and services provided by the Auditor, other than the services reported in paragraphs (a) through (c) for the Item 4 for the Legg Mason ETF Investment Trust, were $0 in the previous fiscal year and $0 in March 31, 2022.

All Other Fees. There were no other non-audit services rendered by the Auditor to Legg Mason Partners Fund Advisors, LLC (“LMPFA”), and any entity controlling, controlled by or under common control with LMPFA that provided ongoing services to Legg Mason ETF Investment Trust requiring pre-approval by the Audit Committee in the Reporting Period.

(e) Audit Committee’s pre–approval policies and procedures described in paragraph (c) (7) of Rule 2-01 of Regulation S-X.

(1) The Charter for the Audit Committee (the “Committee”) of the Board of each registered investment company (the “Fund”) advised by LMPFA or one of their affiliates (each, an “Adviser”) requires that the Committee shall approve (a) all audit and permissible non-audit services to be provided to the Fund and (b) all permissible non-audit services to be provided by the Fund’s independent auditors to the Adviser and any Covered Service Providers if the

engagement relates directly to the operations and financial reporting of the Fund. The Committee may implement policies and procedures by which such services are approved other than by the full Committee.

The Committee shall not approve non-audit services that the Committee believes may impair the independence of the auditors. As of the date of the approval of this Audit Committee Charter, permissible non-audit services include any professional services (including tax services), that are not prohibited services as described below, provided to the Fund by the independent auditors, other than those provided to the Fund in connection with an audit or a review of the financial statements of the Fund. Permissible non-audit services may not include: (i) bookkeeping or other services related to the accounting records or financial statements of the Fund; (ii) financial information systems design and implementation; (iii) appraisal or valuation services, fairness opinions or contribution-in-kind reports; (iv) actuarial services; (v) internal audit outsourcing services; (vi) management functions or human resources; (vii) broker or dealer, investment adviser or investment banking services; (viii) legal services and expert services unrelated to the audit; and (ix) any other service the Public Company Accounting Oversight Board determines, by regulation, is impermissible.

Pre-approval by the Committee of any permissible non-audit services is not required so long as: (i) the aggregate amount of all such permissible non-audit services provided to the Fund, the Adviser and any service providers controlling, controlled by or under common control with the Adviser that provide ongoing services to the Fund (“Covered Service Providers”) constitutes not more than 5% of the total amount of revenues paid to the independent auditors during the fiscal year in which the permissible non-audit services are provided to (a) the Fund, (b) the Adviser and (c) any entity controlling, controlled by or under common control with the Adviser that provides ongoing services to the Fund during the fiscal year in which the services are provided that would have to be approved by the Committee; (ii) the permissible non-audit services were not recognized by the Fund at the time of the engagement to be non-audit services; and (iii) such services are promptly brought to the attention of the Committee and approved by the Committee (or its delegate(s)) prior to the completion of the audit.

(2) For the Legg Mason ETF Investment Trust, the percentage of fees that were approved by the audit committee, with respect to: Audit-Related Fees were 100% and 100% for the previous fiscal year and March 31, 2022; Tax Fees were 100% and 100% for the previous fiscal year and March 31, 2022; and Other Fees were 100% and 100% for the previous fiscal year and March 31, 2022.

(f) N/A

(g) Non-audit fees billed by the Auditor for services rendered to Legg Mason ETF Investment Trust, LMPFA and any entity controlling, controlled by, or under common control with LMPFA that provides ongoing services to Legg Mason ETF Investment Trust during the reporting period were $3,664,300 in the previous fiscal year and $1,558,348 in March 31, 2022.

(h) Yes. Legg Mason ETF Investment Trust’s Audit Committee has considered whether the provision of non-audit services that were rendered to Service Affiliates, which were not pre-approved (not requiring pre-approval), is compatible with maintaining the Accountant’s independence. All services provided by the Auditor to the Legg Mason ETF Investment Trust or to Service Affiliates, which were required to be pre-approved, were pre-approved as required.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

a) The independent board members are acting as the registrant’s audit committee as specified in Section 3(a)(58)(B) of the Exchange Act. The Audit Committee consists of the following Board members:

Rohit Bhagat

Deborah D. McWhinney

Anantha K. Pradeep

Jennifer M. Johnson

b) Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Included herein under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Not applicable.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive officer and principal financial officer have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a- 3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the disclosure controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are likely to materially affect the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a) (1) Code of Ethics attached hereto.

Exhibit 99.CODE ETH

(a) (2) Certifications pursuant to section 302 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.CERT

(b) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 attached hereto.

Exhibit 99.906CERT

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this Report to be signed on its behalf by the undersigned, there unto duly authorized.

Legg Mason ETF Investment Trust

By:	/s/ Matthew T. Hinkle
Matthew T. Hinkle
Chief Executive Officer

Date:	May 25, 2022

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Matthew T. Hinkle
Matthew T. Hinkle
Chief Executive Officer

Date:	May 25, 2022

By:	/s/ Vivek Pai
Vivek Pai
Principal Financial Officer

Date:	May 25, 2022